UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ECD AUTOMOTIVE DESIGN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ECD AUTOMOTIVE DESIGN, INC.
4390 Industrial Lane
Kissimmee, Florida 34758

July 10, 2025

Dear Stockholder:

On behalf of the Board of Directors (the “Board”) of ECD Automotive Design, Inc. (“ECD,” the “Company” or “we”), I invite you to attend our Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held at 11:00 a.m. Eastern Time on July 22, 2025. The Company will be holding the Annual Meeting as a virtual meeting via the following information:

ECD Automotive Design, Inc. Virtual Shareholder Meeting Information:

Meeting Date: Tuesday, July 22, 2025
Meeting Time: 11:00 a.m. Eastern Time

Annual Meeting-meeting webpage (information, webcast, telephone access and replay):
https://www.cstproxy.com/ecdautodesign/sm2025

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 6892196#

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/ecdautodesign/sm2025. We are first mailing these materials to our stockholders on or about July 10, 2025.

As discussed in the enclosed Proxy Statement, the purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.	Proposal 1 — A proposal to approve one or more amendments to the Company’s Certificate of Incorporation (the “Charter”), in substantially the form attached to this proxy statement as Appendix A (collectively, the “Reverse Split Charter Amendments”, and each, a “Reverse Split Charter Amendment”) to allow our Board of Directors to effect, in its discretion prior to July 31, 2026, one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share (“Common Stock”), up to an aggregate ratio of one-for-two hundred (1:200), (the “Maximum Approved Split Ratio”), with the timing and ratio (each, an “Approved Split Ratio”) of each applicable reverse stock split to be determined by the Board if effected (the “Reverse Split Proposal”).

2.

Proposal 2 — A proposal to approve, pursuant to Nasdaq Rule 5635, our issuance of all the shares of Common Stock issuable pursuant to (i) the Securities Purchase Agreement, dated June 5, 2025 (ii) the Second Amendment and Exchange Agreement, dated June 20, 2025 and (iii) the Equity Purchase Payment Agreement, dated June 20, 2025, as applicable, in excess of 19.99% of the total issued and outstanding shares of Common Stock as of June 5, 2025 (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules) (the “Share Issuances Proposal”).

3.	Proposal 3 — A proposal to approve an amendment to the 2023 Equity Incentive Plan to increase the number of shares of common stock reserved under the Plan from 2,500,000 shares to 15,000,000 shares (the “Incentive Plan Amendment Proposal”);

4.	Proposal 4 — A proposal to elect Thomas Wood as the Class II director to serve until the 2028 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death (the “Director Proposal”);

5.	Proposal 5 — A proposal to ratify the appointment of Barton CPA PLLC, as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

6.	Proposal 6 — A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”).

Each of the Reverse Split Proposal, Share Issuances Proposal, Incentive Plan Amendment Proposal, the Director Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, will be required to approve the Reverse Split Proposal, Share Issuances Proposal, Incentive Plan Amendment Proposals. Notwithstanding stockholder approval of the Incentive Plan Amendment Proposal, our Board will retain the right to abandon and not implement the Incentive Plan Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on July 2, 2025 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournments or postponements thereof. The notice of the Annual Meeting, Proxy Statement, and Proxy Card from our Board of Directors is first being mailed to stockholders on or about July 10, 2025.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the proposals at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Scott Wallace
Scott Wallace
Chairman and Chief Executive Officer
July 10, 2025

ECD AUTOMOTIVE DESIGN, INC.

4390 Industrial Lane

Kissimmee, Florida 34758

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 22, 2025

July 10, 2025

To the Stockholders of ECD Automotive Design, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of ECD Automotive Design, Inc. (“ECD,” the “Company” or “we”), a Delaware corporation, will be held on July 22, 2025, at 11:00 a.m. Eastern Time. The Company will be holding the Annual Meeting as a virtual meeting via the following information:

ECD Automotive Design, Inc. Virtual Shareholder Meeting Information:

Meeting Date: Tuesday, July 22, 2025

Meeting Time: 11:00 a.m. Eastern Time

Annual Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/ecdautodesign/sm2025

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 6892196#

The purpose of the Annual Meeting will be to consider and vote upon the following proposals:

Proposal 1 — A proposal to approve one or more amendments to the Company’s Certificate of Incorporation (the “Charter”), in substantially the form attached to this proxy statement as Appendix A (collectively, the “Reverse Split Charter Amendments”, and each, a “Reverse Split Charter Amendment”) to allow our Board of Directors to effect, in its discretion prior to July 31, 2026, one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share (“Common Stock”), up to an aggregate ratio of one-for-two hundred (1:200), (the “Maximum Approved Split Ratio”), with the timing and ratio (each, an “Approved Split Ratio”) of each applicable reverse stock split to be determined by the Board if effected (the “Reverse Split Proposal”).

Proposal 2 — A proposal to approve, pursuant to Nasdaq Rule 5635, our issuance of all the shares of Common Stock issuable pursuant to (i) the Securities Purchase Agreement, dated June 5, 2025 (ii) the Second Exchange Agreement, dated June 20, 2025 and (iii) the Equity Purchase Payment Agreement, dated June 20, 2025, as applicable, in excess of 19.99% of the total issued and outstanding shares of Common Stock as of June 5, 2025 (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules) (the “Share Issuances Proposal”).

Proposal 3 — A proposal to approve an amendment to the 2023 Equity Incentive Plan to increase the number of shares of common stock reserved under the Plan from 2,500,000 shares to 15,000,000 shares (the “Incentive Plan Amendment Proposal”);

Proposal 4 — A proposal to elect Thomas Wood the Class II director to serve until the 2028 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death (the “Director Proposal”);

Proposal 5 — A proposal to ratify the appointment of Barton CPA PLLC, as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

Proposal 6 — A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”).

To act on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. For most items, including the election of directors, your shares will not be voted unless you provide voting instructions. We encourage you to vote promptly, even if you plan to attend the Annual Meeting.

The Board of Directors has fixed the close of business on July 2, 2025 as the record date for the Annual Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors unanimously recommends that you vote “FOR” the Reverse Split Proposal, “FOR” the Share Issuances Proposal, “FOR” the Incentive Plan Amendment Proposal, “FOR” the Director Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal.

After reading the proxy statement, please promptly mark, sign and date the enclosed proxy card and return it by following the instructions on the proxy card or voting instruction card or vote by telephone or by Internet. If you attend the Annual Meeting, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

This Notice of Annual Meeting and accompanying Proxy Statement, a proxy card and our 2024 Annual Report on Form 10-K will be first mailed to you and to other stockholders of record commencing on or about July 11, 2025.

By Order of the Board of Directors

/s/ Scott Wallace
Scott Wallace Chairman and Chief Executive Officer
Kissimmee, Florida
July 10, 2025

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 22, 2025. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/ECDAUTODESIGN/SM2025. FOR BANKS AND BROKERS, THE NOTICE OF MEETING AND THE ACCOMPANY PROXY STATEMENT ARE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/ECDAUTODESIGN/SM2025 THE ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS TO THE ANNUAL REPORT ON FORM 10-K WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/ECDAUTODESIGN/SM2025.

i

ECD AUTOMOTIVE DESIGN, INC.
4390 Industrial Lane
Kissimmee, Florida 34758

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 22, 2025
FIRST MAILED ON OR ABOUT JULY 10, 2025

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of ECD Automotive Design, Inc. (the “Company,” or “we”), a Delaware corporation, in connection with the Annual Meeting of Stockholders to be held on July 22, 2025 at 11:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Annual Meeting, and any adjournments or postponements thereof, as a virtual meeting via the following information:

ECD Automotive Design, Inc. Virtual Shareholder Meeting Information:

Meeting Date: Tuesday, July 22, 2025
Meeting Time: 11:00 a.m. Eastern Time

Annual Meeting-meeting webpage (information, webcast, telephone access and replay):
https://www.cstproxy.com/ecdautodesign/sm2025

Telephone access (listen-only):
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9155 (standard rates apply)

Conference ID: 6892196#

The principal executive office of the Company is 4390 Industrial Lane, Kissimmee, Florida 34758 and its telephone number, including area code, is (407) 483-4825.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to approve one or more amendments to the Company’s Certificate of Incorporation (the “Charter”), in substantially the form attached to this proxy statement as Appendix A (collectively, the “Reverse Split Charter Amendments”, and each, a “Reverse Split Charter Amendment”) to allow our Board of Directors to effect, in its discretion prior to July 31, 2026, one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share (“Common Stock”), up to an aggregate ratio of one-for-two hundred (1:200), (the “Maximum Approved Split Ratio”), with the timing and ratio (each, an “Approved Split Ratio”) of each applicable reverse stock split to be determined by the Board if effected (the “Reverse Split Proposal”).

2.

Proposal 2 — A proposal to approve, pursuant to Nasdaq Rule 5635, our issuance of all the shares of Common Stock issuable pursuant to (i) the Securities Purchase Agreement, dated June 5, 2025 (ii) the Second Exchange Agreement, dated June 20, 2025 and (iii) the Equity Purchase Payment Agreement, dated June 20, 2025, as applicable, in excess of 19.99% of the total issued and outstanding shares of Common Stock as of June 5, 2025 (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules) (the “Share Issuances Proposal”).

3.	Proposal 3 — A proposal to approve an amendment to the 2023 Equity Incentive Plan to increase the number of shares of common stock reserved under the Plan from 2,500,000 shares to 15,000,000 shares (the “Incentive Plan Amendment Proposal”);

4.	Proposal 4 — A proposal to elect Thomas Wood the Class II director to serve until the 2028 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death (the “Director Proposal”);

5.	Proposal 5 — A proposal to ratify the appointment of Barton CPA PLLC, as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

6.	Proposal 6 — A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”).

7.	To act on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The purpose of the Reverse Split Proposal is to enable the Company to meet the $1.00 per share stock price listing requirement of The Nasdaq Stock Market.

The purpose of the Share Issuances Proposal is to satisfy the Company’s obligations under Nasdaq Rule 5635 regarding potential issuances of all shares of Common Stock potentially issuable pursuant to the following three financing agreements: (1) the Securities Purchase Agreement, dated June 5, 2025, (2) the Second Exchange Agreement, dated June 20, 2025 and (3) the Equity Purchase Payment Agreement, dated June 20, 2025, each of which individually and collectively entitle the counterparty to the financing agreements to acquire and the Company to issue in excess of 19.99% of the total issued and outstanding shares of Common Stock as of June 5, 2025 (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules) in order to comply with Listing Rule 5635(d) of The Nasdaq Stock Market LLC.

The purpose of the Incentive Plan Amendment Proposal is to allow us to increase the number of shares of Common Stock reserved for issuance under our 2023 Equity Incentive Plan.

The purpose of the Director Proposal is to re-elect Thomas Wood to serve as director of the Company until the 2028 annual meeting of Shareholders and until his respective successor has been elected and has qualified, or until his earlier resignation, removal or death, unless the term is otherwise fixed by a resolution of members.

The purpose of the Auditor Ratification Proposal is to ratify the Audit Committee’s appointment of Barton CPA PLLC as the Company’s independent registered public accounting firm, to audit and comment on our financial statements for the year ending December 31, 2025, and to conduct whatever audit functions are deemed necessary.

The purpose of the Adjournment Proposal is to authorize the Chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies to the extent the Chairman of the Annual Meeting deems it necessary or appropriate.

Each of the Reverse Split Proposal, Share Issuances Proposal, Incentive Plan Amendment Proposal, the Director Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, will be required to approve the Proposals. Notwithstanding stockholder approval of the Incentive Plan Amendment Proposal, our Board will retain the right to abandon and not implement the Incentive Plan Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on July 2, 2025 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on July 2, 2025 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof.

The shares of the Company’s Common Stock represented by all validly executed proxies received in time to be taken to the Annual Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to mail this Proxy Statement and the enclosed proxy card to our stockholders on or about July 10, 2025.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is 47,582,259. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of 23,791,130 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so- called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 Reverse Split Proposal is a matter that we believe will be considered “non-routine.”

Proposal 2 Share Issuances Proposal is a matter that we believe will be considered “non-routine.”

Proposal 3 Amendment to the 2023 Equity Incentive Plan is a matter that we believe will be considered “non-routine.”

Proposal 4 Election of Director is a matter that we believe will be considered “non-routine.”

Proposal 5 Auditor ratification is a matter that we believe will be considered “routine.”

Proposal 6 Adjournment is a matter that we believe will be considered “non-routine.”

Banks or brokerages cannot use discretionary authority to vote shares on these proposals except Proposal 5 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Votes Required	Broker Discretionary Vote Allowed
Reverse Split Proposal	Majority of outstanding shares entitled to vote thereon at the Annual Meeting	No
Share Issuances Proposal	Majority of shares present or by proxy and entitled to vote thereon at the Annual Meeting	No
Incentive Plan Amendment Proposal	Majority of shares present or by proxy and entitled to vote thereon at the Annual Meeting	No
Director Proposal	Plurality of shares present or by proxy and entitled to vote thereon at the Annual Meeting	No
Auditor Ratification Proposal	Majority of shares present or by proxy and entitled to vote thereon at the Annual Meeting	Yes
Adjournment Proposal	Majority of the shares present or by proxy and entitled to vote thereon at the Annual Meeting	No

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of these proposals.

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Annual Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

●	You can vote your shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the each of the Proposals.

●	You can attend the Annual Meeting virtually and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the Proposals being presented to stockholders at the Annual Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198

Toll Free: 877-870-8565
Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to ECD Automotive Design, Inc., 4390 Industrial Lane, Kissimmee, Florida 34758; Attention: Secretary, or call the Company promptly at (407) 483-4825.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to ECD Automotive Design, Inc., 4390 Industrial Lane, Kissimmee, Florida 34758; Attention: Secretary.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares. As a stockholder, you are invited to participate in the Annual Meeting and are requested to vote on the proposals described in this proxy statement.

Q:	What is included in these materials?

A:	These proxy materials include:

☐	this Proxy Statement for the Annual Meeting

☐	a Proxy Card for the Annual Meeting

Q:	Who is entitled to vote?

A:	Only stockholders of record as of the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting.

Q:	How many shares of Common Stock can vote?

A:

There were 47,582,259 shares of Common Stock outstanding as of the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of Common Stock owned by such stockholder as of the Record Date for the Annual Meeting. Our stockholders do not have the right to cumulate their votes in elections of directors.

Q:	What may I vote on?

A:	You may vote on the following matters:

1.	Proposal 1 — A proposal to approve one or more amendments to the Company’s Certificate of Incorporation (the “Charter”), in substantially the form attached to this proxy statement as Appendix A (collectively, the “Reverse Split Charter Amendments”, and each, a “Reverse Split Charter Amendment”) to allow our Board of Directors to effect, in its discretion prior to July 31, 2026, one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share (“Common Stock”), up to an aggregate ratio of one-for-two hundred (1:200), (the “Maximum Approved Split Ratio”), with the timing and ratio (each, an “Approved Split Ratio”) of each applicable reverse stock split to be determined by the Board if effected (the “Reverse Split Proposal”).

2.	Proposal 2 — A proposal to approve, pursuant to Nasdaq Rule 5635, our issuance of all the shares of Common Stock issuable pursuant to (i) the Securities Purchase Agreement, dated June 5, 2025 (ii) the Second Exchange Agreement, dated June 20, 2025 and (iii) the Equity Purchase Payment Agreement, dated June 20, 2025, as applicable, in excess of 19.99% of the total issued and outstanding shares of Common Stock as of June 5, 2025 (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules) (the “Share Issuances Proposal”).

3.	Proposal 3 — A proposal to approve an amendment to the 2023 Equity Incentive Plan to increase the number of shares of common stock reserved under the Plan from 2,500,000 shares to 15,000,000 shares (the “Incentive Plan Amendment Proposal”);

4.	Proposal 4 — A proposal to elect Thomas Wood the Class II director to serve until the 2028 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death (the “Director Proposal”);

5.	Proposal 5 — A proposal to ratify the appointment of Barton CPA PLLC, as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

6.	Proposal 6 — A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”).

7.	To act on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Q:	Will any other business be presented for action by stockholders at the Annual Meeting?

A:	Management knows of no business that will be presented at the Annual Meeting other than Proposals 1, 2, 3, 4, 5 and 6. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:	How does the Board recommend that I vote on each of the proposals?

A:	Our Board of Directors unanimously recommends that you vote “FOR” the Reverse Split Proposal, “FOR” the Share Issuances Proposal “FOR” the Incentive Plan Amendment Proposal, “FOR” the Director Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal.

Q:	How do I vote my shares?

A:	The answer depends on whether you own your shares of Common Stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”):    your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” the Reverse Split Proposal, “FOR” the Share Issuances Proposal “FOR” the Incentive Plan Amendment Proposal, “FOR” the Director Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares if you register to attend, and attend (virtually), the Annual Meeting pursuant to the instructions below.

If you hold your shares of the Company through a broker, bank or other nominee:    a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone, via the Internet, or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What do I need to do to attend the Annual Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

Q:	Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A:	Yes. We have created and implemented the virtual format to facilitate stockholder attendance and participation by enabling stockholders to participate fully from any location, at no cost. You will, however, bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders, regardless of size, resources or physical location, to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.

Technical Difficulties:    There will be technicians ready to assist you with any technical difficulties accessing the Annual Meeting live audio webcast. Please be sure to check in by 10:45 a.m. EDT on July 22, 2025, (15 minutes prior to the start of the meeting is recommended), so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email proxy@continentalstock.com or call 206-870-8565.

Q:	What is a proxy?

A:	A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Scott Wallace and Benjamin Piggott. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of Common Stock may be voted.

Q:	How can I vote if I own shares directly?

Many stockholders do not own shares registered directly in their name, but rather are “beneficial holders” of shares held in a stock brokerage account or by a bank or other nominee (that is, shares held “in street name”). Those stockholders should refer to “How can I vote if my shares are held in a stock brokerage account, or by a bank or other nominee?” below for instructions regarding how to vote their shares.

If, however, your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. You may vote in the following ways:

●

By Mail: Votes may be cast by mail, as long as the proxy card or voting instruction card is delivered in accordance with its instructions prior to 11:59 p.m., Eastern Time, on July 21, 2025. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

●	By Phone or Internet: Stockholders may vote by phone or Internet by following the instructions included in the proxy card they received.

Whichever method you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions.

If you vote without giving specific voting instructions, your shares will be voted:

●	“FOR” the Reverse Split Proposal.

●	“FOR” the Share Issuances Proposal.

●	“FOR” the Incentive Plan Amendment Proposal.

●	“FOR” the Director Proposal.

●	“FOR” the Auditor Ratification Proposal.

●	“FOR” the Adjournment Proposal.

If no specific instructions are given, the shares will be voted in accordance with the recommendation of our Board and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.

Q:	If I hold my shares in “street name,” what is the effect if I fail to give voting instructions to my broker or other nominee?

A:	If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 6 in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as Proposal 5; however, they will not have this discretionary authority with respect to non-routine matters, including Proposals 1, 2, 3, 4 and 6. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. An abstention with respect to a proposal that requires the affirmative vote of a majority of the outstanding shares will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

Q:	What if I want to change my vote or revoke my proxy?

A:	A registered stockholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by attending and voting at the Annual Meeting, or submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:	What is the effect of abstentions and broker non-votes?

A:	Shares not present at the meeting and shares voted “WITHHOLD” will have no effect on the election of Directors. For the ratification of the appointment of Barton CPA PLLC, abstentions will have the same effect as an “AGAINST” vote. Abstentions and broker non-votes regarding the Incentive Plan Amendment Proposal will not be counted as votes cast and, accordingly, will not have an effect on the Incentive Plan Amendment Proposal. If you are a beneficial owner and hold your shares in “street name” in an account at a bank or brokerage firm, it is critical that you cast your vote if you want it to count in the election of Directors. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in “street name,” such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include the election of Directors. Banks and brokers may not vote on the election of Directors proposal if you do not provide specific voting instructions. Accordingly, we encourage you to vote promptly, even if you plan to participate in the Annual Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to the Company’s Corporate Secretary.

Q:	What is a quorum?

A:

The holders of one-third of the 47,582,259 shares of Common Stock outstanding as of the Record Date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:	What vote is required to approve each proposal?

A:

Reverse Split Proposal:    A majority of the outstanding shares and entitled to vote at the Annual Meeting must be voted in favor of the Reverse Split Proposal A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for the purposes of determining whether there is a quorum. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.”

Share Issuances Proposal:    A majority of the shares of stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the Share Issuances Proposal A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for the purposes of determining whether there is a quorum. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.”

Incentive Plan Amendment Proposal:    A majority of the shares of stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the Incentive Plan Amendment Proposal A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for the purposes of determining whether there is a quorum. Accordingly, if you choose to “ABSTAIN” with respect to the proposal, your abstention has the same effect as a vote “AGAINST.”

Director Proposal.    A plurality of the shares of stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the Director Proposal A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for the purposes of determining whether there is a quorum. Accordingly, if you choose to “ABSTAIN” with respect to the proposal, your abstention will have no effect on the vote.

Auditor Ratification Proposal:    A majority of the shares of stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of Common Stock present or represented by proxy and entitled to vote. Accordingly, if you choose to “ABSTAIN” with respect to the proposal, your abstention has the same effect as a vote “AGAINST.”

Proposal	Vote Required	Broker Discretionary Voting Allowed
No. 1 – Reverse Split Proposal	Majority: Affirmative vote of a majority of shares outstanding and eligible to vote	No
No. 2 – Share Issuances Proposal	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	No
No. 3 – Incentive Plan Amendment Proposal	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	No
No. 4 – Director Proposal	Plurality: Affirmative vote of a plurality of shares present and entitled to vote in person or by proxy	No
No. 5 – Auditor Ratification Proposal	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	Yes
No. 6 – Adjournment Proposal	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	No

Q:	What if additional proposals are presented at the Annual Meeting?

A:	We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q:	Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:	Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading “Executive and Director Compensation.”

Q:	How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:

Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately 52.6% of our outstanding Common Stock, are expected to vote, or direct the voting of their shares, in favor of the Incentive Plan Amendment Proposal, in favor of the Director Proposal, in favor of the Auditor Ratification Proposal and in favor of the Adjournment Proposal.

Q:	Who will count the votes?

A:	Advantage Proxy, Inc. (“Advantage Proxy”) will count the votes cast by proxy. A representative of Advantage Proxy will count the votes cast at the Annual Meeting and will serve as the inspector of election.

Q:	Who can attend the Annual Meeting?

A:	All stockholders as of the Record Date are invited to attend virtually the Annual Meeting.

Q:	Are there any expenses associated with collecting the stockholder votes?

A:	The Company will bear the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of our Common Stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, by electronic communications and personal solicitation by our officers, directors and employee. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. In addition, we have engaged Advantage Proxy to assist with coordinating our proxy solicitation efforts. We will pay the costs of soliciting proxies, in addition to a customary fee to Advantage Proxy for its services in serving as Inspector of Elections, hosting and coordinating the virtual meeting, vote tabulation, etc. We will also reimburse Advantage Proxy for any reasonable out-of-pocket expenses it incurs. Officers and other employees of the Company may solicit proxies in person, by electronic communication or by telephone but will receive no compensation for doing so, other than reimbursement for out-of-pocket expenses incurred.

Q:	Where can you find the voting results?

A:	Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Q:	Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

A:	Effective June 30, 2025, the Audit Committee approved the appointment of Barton CPA PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Barton CPA PLLC served as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. We expect that one or more representatives of Barton CPA PLLC will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Q:	Why are you being asked to ratify the selection of Barton CPA PLLC?

A:	Although stockholder approval of our Audit Committee’s selection of Barton CPA PLLC as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of Barton CPA PLLC, but will not be required to take any action.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management and involve risks and uncertainties. Forward-looking statements include statements regarding our plans, strategies, objectives, expectations and intentions, which are subject to change at any time at our discretion. Forward-looking statements include our assessment from time to time of our competitive position, the industry environment, potential growth opportunities, the effects of regulation and events outside of our control, such as natural disasters, wars or health epidemics. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions.

Forward-looking statements are merely predictions and therefore inherently subject to uncertainties and other factors which could cause the actual results to differ materially from the forward-looking statement. These uncertainties and other factors include, among other things:

●	unexpected technical and marketing difficulties inherent in major research and product development efforts;

●	our ability to remain a market innovator, to create new market opportunities, and/or to expand into new markets;

●	the potential need for changes in our long-term strategy in response to future developments;

●	our ability to attract and retain skilled employees;

●	our ability to raise sufficient capital to support our operations and fund our growth initiatives;

●	unexpected changes in significant operating expenses, including components and raw materials;

●	any disruptions or threatened disruptions to our relations with our resellers, suppliers, customers and employees, including shortages in components for our products;

●	changes in the supply, demand and/or prices for our products;

●	the complexities and uncertainty of obtaining and conducting international business, including export compliance and other reporting and compliance requirements;

●	the impact of potential security and cyber threats or the risk of unauthorized access to our, our customers’ and/or our suppliers’ information and systems;

●	changes in the regulatory environment and the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements;

●	our ability to continue to successfully integrate acquired companies into our operations, including the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs;

●	failure to develop new products or integrate new technology into current products;

●	unfavorable results in legal proceedings to which we may be subject;

●	failure to establish and maintain effective internal control over financial reporting; and

●	general economic and business conditions in the United States and elsewhere in the world, including the impact of inflation.

CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth certain information about our current directors and executive officers:

Name	Age	Title
Scott Wallace	55	Chief Executive Officer and Chairman
Benjamin Piggott	45	Chief Financial Officer
Emily Humble	39	Chief Product Officer and Director
Thomas Humble	39	Chief Experience Officer
Elliot Humble	34	Chief Technology Officer
Keven Kastner	55	Chief Revenue Officer
Thomas Wood	68	Director
Robert Machinist	72	Director
Patrick Lavelle	73	Director

Background of Directors and Executive Officers

Scott Wallace is one of the Founders of ECD, a director and he currently serves as ECD’s Chief Executive Officer and Chairman of the Board. Before joining ECD in 2023, Mr. Wallace served as RDM at Greene King P.L.C. and for Duke Street Capital in the UK. In those roles, Mr. Wallace was responsible for the marketing direct reports and the regional sales directors with the goal of generating revenue and maximizing ROI by means of creative and cost-effective marketing strategies while driving sales using CRM data and conversion tracking. Mr. Wallace also owned a marketing agency, and had the benefit of being on the non-client side of marketing, which allowed him an in-depth review of skills required to integrate full in-house marketing teams and save agency fees in future businesses. As one of the original founders of ECD, Mr. Wallace’s two core skills in marketing and capital allocation were critical as the company grew revenue. Mr. Wallace holds a degree in Tourism from the University of Central England, Birmingham. Mr. Wallace is qualified to serve as a director due to his experience as ECD’s Chief Executive Officer, as well as his extensive experience in marketing and sales, the European public sector, and the venture capital industry.

Mr. Wallace’s extensive industry knowledge, investment experience and career retromod business qualify him to serve on the board of directors.

Benjamin Piggott is the Chief Financial Officer of ECD. Prior to being the CFO, Mr. Piggott was the Chairman and Chief Executive Officer of EFHT and the Chairman of ECD. Mr. Piggott was a Managing Director at EF Hutton since its inception in June 2020 to August 2024. Prior to joining EF Hutton, Mr. Piggott was Head of Corporate Development at Laird Superfood (NYSE American: LSF), a plant-based, omni-channel natural food company based in Sisters, Oregon. Mr. Piggott had served as an investor in the company and later joined as Head of Corporate Development, assisting in capital raising efforts, including Laird Superfood’s IPO on September 23, 2020. While at Laird Superfood, Mr. Piggott built a strong pipeline of acquisition candidates in the natural food and beverage sector by vetting over 100 companies. Mr. Piggott also helped to successfully negotiate the sale of a minority equity stake in the company to Danone S.A. Prior to Laird Superfood, Mr. Piggott spent fifteen years in the investment industry, ten of which were with the Small Cap Team at Fidelity Management & Research Company where he served as both a research analyst and sector portfolio manager. Mr. Piggott also spent two years at Legg Masson Capital Management as a generalist covering small mid-cap companies. During his tenure on the buy-side, Mr. Piggott covered various sectors, both domestically and internationally, including consumer, technology, healthcare, energy, industrials and utilities. Mr. Piggott received his Bachelor of Science in Finance from Bentley University in 2002.

Emily Humble is one of the Founders of ECD, a director and currently serves as ECD’s Chief Product Officer. Mrs. Humble is an experienced leader within the education sector, having headed the development of new performing arts establishments within both the public and private sectors. In addition to founding ECD, in 2013, Ms. Humble started the performing arts academy, Dance Station Orlando, across the Greater Orlando Area, recruiting over 400 students within the first three (3) years. Ms. Humble sold her academy and returned to the ECD team full-time in 2020 to focus on enhancing the client experience. Ms. Humble holds a BA in Ballet Education from The Royal Academy of Dance in London, England, and a postgraduate certificate in education (PGCE) in Post Compulsory Education from the University of Wolverhampton in Sutton Coldfield, England. In her most recent position as the supervisor of the Quality Control Team, Mrs. Humble has been focused on using data to drive quality forward in not only the QC team, but within each department on the production line. Ms. Humble is qualified to serve as a director due to her experience as ECD’s Chief Product Offer and Head of Client Services, as well as her expertise in client relations and experience within both the public and private sectors.

Ms. Humble’s extensive industry knowledge and career restomod business qualify him to serve on the board of directors.

Keven Kastner is the Chief Revenue Officer of ECD. Before joining the Company, Mr. Kastner served as the director of sales and marketing at Moss Motors Ltd., where he played a pivotal role in enhancing the brand presence of this classic British auto parts provider. At AMSOIL, Inc., he excelled as a Marketing Manager, driving growth for their synthetic lubricants and fuel additives. As the former CEO of Iron Dog, Mr. Kastner led the world’s longest, toughest snowmobile race, traversing 2,500 miles of Alaskan backcountry for seven years, showcasing his ability to navigate challenging markets and build resilient organizations. Kevin Kastner’s leadership journey also includes helping launch the commercial utility boat segment at Alumaski’s MacKinnon Marine, where he served as Marketing Director and CEO. His educational background includes studying Mechanical Engineering at the University of Oklahoma and Southern Nazarene University.

Thomas Humble is one of the Founders of ECD, a director and currently serves as ECD’s Chief Experience Officer and Sales Director. Mr. Humble has also served as a director for Overland Auto Transport d/b/a Luxury Automotive Transport and co-owner of Luxury Automotive Transport since 2019. Mr. Humble is a top-ranked sales director recognized for leading the sales efforts for several international organizations across Europe, including Nike Corporation, Volkswagen, Audi, and Porsche, before transitioning to self-employment in the United States. Mr. Humble has managed ECD’s business from its start in 2013, covering import/export of vehicles and all shipping logistics, sourcing vehicles for clients, managing outsourced vendors, and all interaction with clients. Over the years, Mr. Humble has been involved in everything from facility leases, hiring staff, quality control, product development, and the entire client experience. As the CXO, Mr. Humble manages every aspect of the process including client services, sales, design, client journey, delivery, and warranty. Mr. Humble is qualified to serve as a director due to his experience as ECD’s Chief Experience Officer and Sales Director, as well as his extensive operational expertise and experience in the automotive industry.

Elliot Humble is a Founder and the Chief Technical Officer of ECD. He also co-owns and serves as a director for Overland Auto Transport d/b/a Luxury Automotive Transport since 2019. Mr. Humble has 20 years of experience in the automotive customization, technology, and maintenance industries. His experience includes working with large retail companies such as Halfords and leading sport technology companies such as Hawkeye and FR Systems. Since ECD’s inception in 2013, he has played a key role in nearly every aspect of the customer experience and all ECD products. His responsibilities span all areas of the business, including procurement, planning, design, product development, import/export, shipping logistics, vehicle sourcing, vendor management, and client relations. Throughout his time with ECD, Mr. Humble has been involved in many areas of the business, including production planning and processes, quality control, product development, the customer journey, and software system implementations. As CTO, he oversees many aspects of the sales and build process, including product options, development, design, implementation, production, QC, and customer service. Mr. Humble’s qualifications as CTO are derived from his extensive operational experience in the automotive industry, a lifelong passion for all things automotive, and a solutions-based approach to industry challenges and opportunities.

Thomas Wood is a director of ECD and was an independent director of EFHT. Mr. Wood is a serial entrepreneur, having started and taken multiple energy companies public over the course of his career. Since 2022, Mr. Wood has been the Executive Chairman and founder of Advanced Mining Drilling Technologies LLC, which is a private company currently developing battery metals extraction technology. He is also the Chairman and co-founder of XtremeX Mining Technology Corp. which is a coil tubing patented mining technology targeted at precious metals and battery metals discovery and testing. In 2017, Mr. Wood was a sponsor and the CFO of National Energy Services Reunited Corp. (NASDAQ: NESR), a $200 million SPAC, that successfully completed a business acquisition with Gulf Energy SAOC and National Petroleum Services on June 6, 2018. Mr. Wood was instrumental in the IPO of the SPAC and the search of merger candidates and remains an active board member of the Company. He has over 35 years of experience in establishing and growing public and private companies that provide or use oil and gas contract drilling services. Since December 1990, he has served as the Chief Executive Officer of Round Up Resource Service Inc., a private investment company. Mr. Wood founded Xtreme Drilling Corp. (TSX: XDC), an onshore drilling and coil tubing technology company, in May 2005 and served as its Executive Chairman until May 2011 and its Chief Executive Officer and Director from May 2011 through August 2016. He is the founder of Savanna Energy Services Corp. (TSE: SVY), a North American energy services provider, where he served as the Chairman from 2001 to March 2005. He also served as Director at various companies engaged in the exploration and production of junior oil and gas, including Wrangler West Energy Corp. from April 2001 to 2014; New Syrus Capital Corporation from 1998 to 2001 and Player Petroleum Corporation from 1997 to 2001. In addition, Mr. Wood served as the President, Drilling and Wellbore Service, of Plains Energy Services Ltd. from 1997 to 2000 and Wrangler Pressure Control from 1998 to 2001. He served as the President of Round-Up Well Servicing Inc. from 1988 to 1997 and Vice President of Shelby Drilling from 1981 to 1987. Mr. Wood holds a BA in Economics from University of Calgary.

Mr. Wood’s extensive knowledge, investment experience, and career analyzing and advising companies across sectors qualify him to serve on the board of directors.

Robert Machinist  is a director of ECD. Mr. Machinist served as Chief Executive Officer and Chairman of the board of directors of Troika Media Group (Nasdaq: TRKA) from March 2018 to May 2022, and as the chairman of the board of directors of Atlantic International Corp. since its formation in October 2022. Mr. Machinist has extensive experience both as a principal investor and operator in a broad range of businesses, as well as acting an owner-operator of diversified businesses related with investment banking. From 2014 to 2018, he has been the Vice Chairman of Pyrolyx A.G. (S26.DU), the first environmentally-friendly and sustainable method of recovering high-grade carbon back from end-of-life-tires. Most recently, he has been the chairman and an original founding board member of CIFC Corp. (Nasdaq: CIFC), a publicly-listed credit manager with over $14.0 billion of assets under management, which was sold in December 2016. In addition, he has been the chairman of the Board of Advisors of MESA, a merchant bank specializing in media and entertainment industry transactions, which was sold to Houlihan Lokey in 2016. Mr. Machinist has also been a partner of Columbus Nova, a leading private investment fund. He runs a private family investment company whose activities include The Collectors Car Garage and a number of real estate development businesses. From November 1999 until December 2002, Mr. Machinist served as managing director and head of investment banking for the Bank of New York and its Capital Markets division. Mr. Machinist was also previously president and one of the principal founders of Patricof & Co. Capital Corp. (APAX Purchasers) and its successor companies, from April 1986 to November 1999. Mr. Machinist is currently the Chairman of the International Board for the Weizmann Institute of Science and the Chairman of Investment Committee for Maimonides Medical Center. Mr. Machinist has been a trustee and Vice Chairman of Vassar College, a member of its Executive Committee, and one of three trustees responsible for managing Vassar College’s Endowment. Mr. Machinist is currently a member of Parachute Health, LLC’s board of directors. Mr. Machinist earned a bachelor of arts degree in Philosophy and in Chemistry from Vassar College in Poughkeepsie, New York. Mr. Machinist undertook graduate work in biochemistry at the Weizmann Institute of Science in Rehovot, Israel.

Mr. Machinist’s extensive knowledge, investment experience, and career analyzing and advising companies across sectors qualify him to serve on the board of directors.

Patrick Lavelle is a director of ECD. Mr. Lavelle served in various roles in VOXX International Corp., former Audiovox Corp., since 1977, and was elected President and CEO of the company in May 2005. Mr. Lavelle has also served as Vice President of VOXX International, Senior Vice President, and President of VOXX Electronics Corp. Mr. Lavelle was elected to the VOXX International Board of Directors in 1993 and serves as a Director of most of VOXX International’s operating subsidiaries. Mr. Lavelle joined VOXX International as an audio salesman and held numerous sales management positions before being appointed Vice President of Mobile Accessory Products in 1980. Under Mr. Lavelle’s direction, VOXX International diversified into the mobile electronics category and quickly became a dominant manufacturer of automotive entertainment and security systems. By 1992, VOXX International’s Mobile Division was consolidated into VOXX Electronics Corp, and Mr. Lavelle became its first President. Under Mr. Lavelle’s management, the company has been actively growing inorganically, and it has expanded its lines and brands, including by developing a significant international business. Some of the acquired brands include well-known names such as Klipsch, RCA, Acoustic Research, Jensen, Code Alarm, Pioneer, Onkyo, as well as international brands such as Magnat, Heco, and Mac Audio. A veteran of the consumer electronics industry, Mr. Lavelle takes an active role in the Consumer Technology Association (CTA)®, where he has held several key positions over the years, such as Chairman of the In-Vehicle Electronics Board, Chairman of the Consumer Technology Association, and member of its Executive Board. Currently, Mr. Lavelle sits on the CTA Executive Board as an Industry Advisor, where he has previously served as chair. He is active in his community and serves on the Board of Trustees at his alma mater, Marist College, in New York, as well as Marist College’s Executive Board, and is Chairman of Marist’s Advancement Committee. Mr. Lavelle BA in History from Marist College in 1973.

Mr. Lavelle’s extensive knowledge, investment experience, and career analyzing and advising companies across sectors qualify him to serve on the board of directors.

Board Composition

The board of directors consists of five (5) members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes,

Class I directors consist of Robert Machinist and Patrick Lavelle, qualified as independent directors, whose terms will expire at our 2027 annual meeting of stockholders;

Class II directors consist of Thomas Wood, also qualified as independent director, whose term will expire at our upcoming 2025 annual meeting of stockholders; and

Class III directors consist of Scott Wallace, and Emily Humble, whose terms will expire at our 2026 annual meeting of stockholders.

The term of Class I, Class II, and Class III directors will end in 2027, 2025, and 2026, respectively. Each class of directors then shall be elected to serve a three-year term. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to management. Our Board will meet on a regular basis and additionally, as required.

At each annual meeting of stockholders to be held after the initial classification, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of our board of directors may have the effect of delaying or preventing changes in our control or management.

Family Relationships

Thomas Humble and Emily Humble are husband and wife and Thomas Humble and Elliot Humble are brothers. Other than that there are no familial relationships among our directors and executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, except as described below, none of our directors or executive officers has, during the past ten (10) years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

The Board’s Role in Risk Oversight

The Company’s Board has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight through the regular reporting to our Board by the audit committee. The audit committee represents our Board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee reviews and discusses all significant areas of our business and summarizes for the Board all areas of risk and the appropriate mitigating factors. In addition, our Board receives periodic detailed operating performance reviews from management.

Board Meetings and Committees

During our last fiscal year, each of our directors attended at least 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of the committees on which the director served.

Independent Directors

Nasdaq’s rules generally require that independent directors must comprise a majority of listed company’s board of directors. Our Board has determined that Thomas Wood, Robert Machinist and Patrick Lavelle qualify as independent directors, as defined under the listing rules of Nasdaq, and our Board consist of a majority of independent directors, as defined under the rules of the SEC and the listing rules of Nasdaq relating to director independence requirements. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications and operations of the audit committee, as discussed below.

Committees of the Board of Directors

The Company’s Board has three standing committees: an audit committee, a compensation committee and a nominating committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors, and that the nominating committee of a listed company be comprised solely of independent directors if formed by less than 3 members. Each committee operates under a charter that was approved by the Board. The Board may from time to time establish other committees.

Audit Committee

The Company’s audit committee consists of Thomas Wood, Robert Machinist and Patrick Lavelle, each of whom is an independent director under applicable Nasdaq listing standards. Thomas Wood is chair of the audit committee. The audit committee’s duties, which are specified in the Audit Committee Charter, include, but are not limited to:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory, or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Financial Expert on Audit Committee

The Company’s audit committee will, at all times, be composed exclusively of “independent directors” who are “financially literate” as defined under applicable Nasdaq listing standards. Nasdaq’s standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that Thomas Wood qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

The Company’s compensation committee consists of Patrick Lavelle, Robert Machinist and Thomas Wood, each of whom is an independent director under applicable Nasdaq listing standards. Patrick Lavelle is chair of the compensation committee. The compensation committee’s duties, which are specified in the Compensation Committee Charter, include, but are not limited to:

●	determining, or recommending to the Board for determination, the compensation of our executive officers, including our chief executive officer;

●	overseeing and setting compensation for the members of our Board;

●	administering our equity compensation plans;

●	overseeing our overall compensation policies and practices, compensation plans, and benefits programs; and

●	preparing the compensation committee report that the SEC will require in our annual proxy statement.

Nominating Committee

We have established a nominating committee of the board of directors. Robert Machinist, Patrick Lavelle and Thomas Wood serve as members of our nominating committee. Robert Machinist is chair of the nominating committee Under the Nasdaq listing standards, director nominees must either be selected, or recommended for the Board’s selection, either by independent directors constituting a majority of the Board’s independent directors, in a vote in which only independent directors participate, or by a nominations committee comprised solely of independent directors.

We have adopted a compensation committee charter, which details the principal functions of the nominating committee, including:

●	determining the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”);

●	identifying and screening individuals qualified to become members of the Board, consistent with the Director Criteria;

●	making recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders, subject to approval by the Board;

●	reviewing the Board’s committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairmen annually;

●	developing and recommending to the Board for approval a policy for the review and approval of related party transactions and reviewing, approving and overseeing any transaction between the Company and any related person on an ongoing basis in accordance with the Company’s related party transaction approval policy;

●	developing and recommending to the Board for approval standards for determining whether a director has a relationship with the Company that would impair its independence;

●	reviewing and discussing with management disclosure of the Company’s corporate governance practices;

●	developing and recommending to the Board for approval an officer succession plan and reviewing it periodically with the Chief Executive Officer; and

●	reviewing any director resignation letter tendered in accordance with the Company’s director resignation policy set out in the Company’s corporate governance guidelines, and evaluating and recommending to the Board whether such resignation should be accepted.

The nominating committee will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the nominating committee considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of the our securities by directors, officers and employees. Such policies are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of Nasdaq. Our insider trading policy is filed as an exhibit to the 2024 Annual Report on Form 10-K.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors, including our executive officers. The full text of the code of business conduct and ethics is available on the investor relations page on our website. We intend to post any amendment to our code of business conduct and ethics, and any waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules or regulations or listing requirements of Nasdaq. Information on or that can be accessed through our website is not part of the 2024 Annual Report on Form 10-K.

Board Diversity

While we do not have a formal policy on diversity, our board of directors, as part of its review of potential director candidates, considers each candidate’s character, judgment, skill set, background, reputation, type and length of business experience, personal attributes, and a particular candidate’s contribution to that mix. While no particular criteria are assigned specific weights, the board of directors believes that the backgrounds and qualifications of our directors, as a group, should provide a composite mix of experience, knowledge, backgrounds and abilities that will allow our board of directors to be effective, collegial and responsive to the nature of our business and our needs, and satisfy the requirements of applicable the rules and regulations, including the rules and regulations of the SEC.

Communication with our Board of Directors

Stockholders and interested parties may communicate with our board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of ECD Automotive Design, Inc., 4390 Industrial Lane, Kissimmee, Florida 34758. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

Clawback Policy

Our board of directors has adopted a clawback policy (the “Clawback Policy”) permitting the Company to seek the recoupment of incentive compensation received by any of the Company’s current and former executive officers (as determined by the board in accordance with Section 10D of the Exchange Act and the Nasdaq rules) and such other senior executives/employees who may from time to time be deemed subject to the Clawback Policy by the board (collectively, the “Covered Executives”). The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the board. If the board cannot determine the amount of excess incentive compensation received by the Covered Executive directly from the information in the accounting restatement, then it will make its determination based on a reasonable estimate of the effect of the accounting restatement.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of these reports must also be furnished to us.

Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2024, all such reports were filed timely, except Benjamin Piggott filed a Form 4 on January 23, 2025 approximately eight (8) days late.

EXECUTIVE COMPENSATION.

References to the “Company,” “ECD,” “our,” “us” or “we” in the following section refer to ECD Automotive Design, Inc. prior to the Business Combination.

We are currently considered an “emerging growth Company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table, as well as limited narrative disclosures regarding executive compensation for our last two completed fiscal years and an Outstanding Equity Awards at Fiscal Year End Table for our last completed fiscal year. These reporting obligations extend only to the following “Named Executive Officers,” who are the individuals who served as our principal executive officer and the next two most highly compensated executive officers as of April 11, 2025.

This section discusses material components of the executive compensation programs for ECD’s executive officers who area named in the “Summary Compensation Table” below. In 2024, ECD’s “named executive officers” and their positions were as follows:

●	Scott Wallace, Chief Executive Officer[1];

●	Thomas Humble, Chief Experience Officer[2];

●	Elliot Humble, Chief Technology Officer[3];

●	Benjamin Piggott, Chief Financial Officer[4];

●	Keven Kastner, Chief Revenue Officer[5]; and

●	Emily Humble, Chief Product Officer[6].

(1)	Scott Wallace’s employment agreement is attached to the 2024 Annual Report on Form 10-K in Exhibit 10.19;
(2)	Thomas Humble’s employment agreement is attached to the 2024 Annual Report on Form 10-K in Exhibit 10.20;
(3)	Elliot Humble’s employment agreement is attached to the 2024 Annual Report on Form 10-K in Exhibit 10.21;
(4)	Benjamin Piggott’s employment agreement is attached to the 2024 Annual Report on Form 10-K in Exhibit 10.24;
(5)	Keven Kastner’s employment agreement is attached to the 2024 Annual Report on Form 10-K in Exhibit 10.25; and
(6)	Emily Humble’s employment agreement is attached to the 2024 Annual Report on Form 10-K in Exhibit 10.23

This discussion may contain forward-looking statements that are based on ECD’s current plans, considerations, expectations, and determinations regarding future compensation programs.

Summary Compensation Table

The following table contains information pertaining to the compensation of ECD’s named executives for the year ending December 31, 2024.

Name of the Officer	Title	Year	Salary		Bonus(3)		Other Compensation
Elliot Humble	Chief Technology Officer	2024	$$320,000		-		$24,000
		2023	$100,000(1) / $320,000	(2)	-	(2)(5)	4,000
		2022	$99,999		$21,852		$6,000
Scott Wallace	Chief Executive Officer and Director	2024	$$425,000		-		$24,000
		2023	$125,000(1) / $425,000	(2)	$-	(2)(5)	$5,200
		2022	$130,000		$23,900		$7,200
Thomas Humble	Chief Experience Officer and Director	2024	$$320,000		-		$24,000
		2023	$125,000(1) / $320,000	(2)	$-	(2)(5)	$5,000
		2022	$40,000	(4)	$24,150		$3,600
Benjamin Piggott	Chief Financial Officer	2024	$315,000	(2)	-		$-
Keven Kastner		2024	$250,000		-		$250,000
Emily Humble	Chief Product Officer and Director	2024	$$320,000		-		$24,000
		2023	$130,000(1) / $320,000	(2)	$-	(2)(5)	$5,000
		2022	$80,000		$10,400		$4,000

(1)	Salary prior to Business Combination
(2)	Salary post Business Combination
(3)	Does not include monthly dividends paid upon the achievement of certain KPIs.
(4)	ECD UK paid an additional $39,774 to Thomas Humble in 2022.
(5)	Bonus to be determined by the Board in its sole discretion, which bonus may be based upon the Company’s total revenue, profitability, and any other factors, all as determined at the sole discretion of the Board.

Narrative Disclosure to Summary Compensation Table

The compensation of ECD’s named executive officers generally consists of base salary and benefits. In making executive compensation decisions, the ECD’s Board has considered such factors as they deem appropriate in their exercise of discretion and business judgment, including a subjective assessment of the named executive officer’s performance, the amount of vested and unvested equity held by the officer, amounts paid to ECD’s other executive officers and competitive market conditions.

Appointment of Chief Financial Officer

Mr. Benjamin Piggott was appointed as the Company’s Chief Financial Officer in September 2024. In connection with this appointment, the Company entered into an employment agreement with Mr. Piggott, pursuant to which he will receive an annual base salary of $315,000. Mr. Piggott will also be eligible to receive a discretionary annual performance bonus and benefits described in the item below.

Mr. Piggott received a one-time grant of fully vested options for purchase of up to 100,000 shares of common stock of the Company in January 2025.

Post-Business Combination Executive Compensation

Following the consummation of the Business Combination, the Company intends to develop an executive compensation program that is designed to align compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, retain, incentivize, and reward individuals who contribute to the long-term success of the Company. Decisions on the executive compensation program will be made by the compensation committee.

The Company intends to enter into employment agreements with each of its NEOs and its Chief Financial Officer and Emily Humble in the form attached as Exhibits 10.16 to 10.20 to the 2024 Annual Report on Form 10-K, setting forth the initial terms and conditions of such officers’ employment with the Company. Effective as of the closing of the Business Combination, the NEOs’ and the Chief Financial Officer’s terms of employment shall be of two (2) years, which shall automatically renew for successive one (1) year periods. Compensation shall be comprised of (i) a base salary, as described in the previous table and in the preceding item, (ii) annual or quarterly discretionary bonus, which may be based upon the Company’s total revenue, profitability, and any other factors, all as determined at the sole discretion of Company’s Board of Directors, (iii) an automobile allowance of $2,000.00 per month, (iv) full premiums that are applicable to any healthcare, vision, and/or dental benefit plans in which each NEO or the Chief Financial Officer participates (including the full premiums of such coverage with respect to the spouse of the employee), and (v) participation in the Company’s 401(k) plan.

Benefits and Perquisites

ECD provides its NEOs medical insurance with All Savers of UHC, for which ECD contributes 75% toward the medical coverage for the NEOs, while spouses and family coverage may be added at the NEOs’ expense.

Upon the closing of the Business Combination, the Company may provide the NEOs and the Chief Financial Officer with such benefits as are available to other employees of the Company. During the term of the employment, such employee will be eligible to participate in all benefit plans, practices, and programs maintained by the Company, as in effect from time to time (collectively, “Employee Benefit Plans”), to the extent consistent with applicable law and the terms of the applicable Employee Benefit Plans. The Company shall not pay any benefit to the extent the benefit would create an excise tax under the parachute rules of Section 280G of the Code.

The Company’s NEO and Chief Financial Officer will also be entitled to twenty (20) days per calendar year (prorated for partial calendar years) of paid time off and such additional paid time off as may be mutually agreed upon between the employee and the Company.

401(k) Plan

ECD maintains a 401(k) plan for employees. The 401(k) plan is intended to qualify under Section 401(a) of the Internal Revenue Service Code, so that contributions to the 401(k) plan by employees or by ECD and the investment earnings thereon, are not taxable to the employees until withdrawn, and so that contributions made by ECD, if any, will be deductible by ECD when made. Employees may elect to reduce their current compensation by up to the statutorily prescribed annual limits and to have the amount of such reduction contributed to their 401(k) plans. The 401(k) plan permits ECD to make contributions up to the limits allowed by law on behalf of all eligible employees. ECD currently makes matching contributions under its 401(k) plan in the amount of 100% of the first 3% of each employees’ contribution, and 50% of the next 2% contributed by each employee.

Equity Plans

The Company has adopted the Equity Incentive Plan, which plan was approved by stockholders at the Special Meeting. The following is a description of the terms of the Equity Incentive Plan. This description is qualified in its entirety by reference to the plan document, a copy of which is attached to the 2024 Annual Report on Form 10-K as Exhibit 10.14 and incorporated herein by reference. Any capitalized terms used below are defined within the plan document.

General. The purposes of the Plan is to promote the interests of the Company and the stockholders of Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain consultants and advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements. Eligible individuals under the Plan may receive awards of Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Awards and other stock-based awards.

Shares Subject to Award. The maximum number of shares reserved for the grant of awards under the Plan shall be 400,000. No recipient under the Plan may be awarded more than 100,000 shares in any calendar year, and the maximum number of shares underlying awards of Options and Stock Appreciation Rights that may be granted to an Award Recipient in any calendar year is 100,000.

Administration. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”), which shall have all the powers vested in it by the terms of the Plan, including exclusive authority to select the participants to the Plan; to make awards; to determine the type, size, terms and timing of the awards (which need not be uniform); to accelerate the vesting of awards granted pursuant to the Plan, including upon the occurrence of a change of control of the Company; to prescribe the form of the award agreement; to modify, amend or adjust the terms and conditions of any award; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued pursuant to the Plan. The Committee shall be selected by the Board of Directors, and shall consist solely of non-employee directors within the meaning of Rule 16b-3 and are outside directors within the meaning of Code Section 162(m).

Eligibility. The Equity Incentive Plan is open to any directors, officers and employees of the Company or any of its Subsidiaries or Affiliates, and prospective officers and employees who have accepted offers of employment from the Company or its Subsidiaries or Affiliates.

Duration, Termination and Amendment. Grants may be made under the Plan through the tenth (10th) anniversary of the date it is adopted by the Board and approved by the Committee. Awards outstanding as of the date of termination of the Plan shall not be affected or impaired by the termination of the Plan.

Director Compensation

Following the Business Combination, the Company implemented a compensation plan for its non-employee directors. Pursuant to this plan, non-employee directors will receive a cash payment in the amount of $12,500 per each quarterly meeting of the Company that such director attends, up to a maximum of $50,000 per year, in addition to a one-time grant of stock options to purchase up to 15,000 shares of Common Stock, exercisable at a purchase price which shall be equal to 110% of the price per share of the Common Stock at the Closing Date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,

AND DIRECTOR INDEPENDENCE.

Beginning on January 5, 2021, ECD entered into a verbal agreement with Overland Auto Transport Inc d/b/a Luxury Automotive Transport (“TransportCo”), a company which is 100% owned by Ashley Humble, Thomas Humble’s father, and has ECD as its only customer. Thomas Humble, an officer and director of ECD, and Elliot Humble, and officer of ECD, are both directors of TransportCo, however they receive no compensation for their services to TransportCo. TransportCo assists ECD with the intermediation of transportation services for ECD’s products, by locating providers of and booking the required services. TransportCo offers ECD competitive pricing for its services. The total payments to TransportCo under this agreement were $103,308 and $196,425 in 2024 and 2023, respectively. On September 27, 2023, we entered into a written agreement with TransportCo (the “TransportCo Agreement”) covering the services TransportCo provides to ECD and the compensation paid for such services. A copy of the TransportCo Agreement is attached to the 2024 Annual Report on Form 10-K as Exhibit 10.18, and is incorporated herein by reference.

On January 11, 2022, ECD entered into verbal agreements with Wallace USA, a company owned by Scott Wallace and his wife Karen Wallace, pursuant to which Wallace USA provided administrative services to ECD including the management of ECD’s Warranty Department. Payments by ECD to Wallace USA under this agreement amounted to $18,382 in 2023. In 2023, ECD ceased to make any further payments to Wallace USA.

Director Independence

Nasdaq listing standards require that a majority of ECD’s board of directors be independent. For a description of the director independence, see the section of the 2024 Annual Report on Form 10-K entitled “ECD’s Directors and Executive Officers—Conflicts of Interest,” above, for additional information.

Recent Sales of Unregistered Securities

The Company has not sold any within the past three years which were not registered under the Securities Act except as follows:

As previously disclosed in ECD’s Current Report on Form 8-K filed on October 11, 2023, on October 6, 2023, EFHT and an institutional investor (the “Lender”) entered into a definitive Stock Purchase Agreement pursuant to which EFHT agreed to issue a senior secured convertible note (the “Convertible Note”) with an aggregate principal amount equal to $15,819,209 was to be issued to the Lender in exchange for a loan in the original principal amount of $15,819,209 in a private placement to be consummated immediately prior to the consummation of the Business Combination.

As previously disclosed in ECD’s Current Report on Form 8-K filed on December 18, 2023, on December 12, 2023, EFHT issued the Convertible Note with an aggregate principal amount equal to $15,819,209 to Defender SPV LLC, pursuant to the previously disclosed Stock Purchase Agreement dated October 6, 2023.

As previously disclosed in ECD’s Current Report on Form 8-K filed on January 16, 2024, on January 11, 2024, ECD and Benjamin Piggott entered into a securities subscription agreement (the “January 2024 Subscription Agreement”), pursuant to which ECD issued and sold in a private transaction 25,000 shares of Common Stock to Benjamin Piggott at a price of $10.00 per share or an aggregate purchase price of $250,000.00. A copy of the January 2024 Subscription Agreement is attached in the 2024 Annual Report on Form 10-K as Exhibit 10.13.

As previously disclosed in ECD’s Current Report on Form 8-K filed on August 12, 2024, on August 8, 2024, ECD and Theodore Duncan entered into a securities subscription agreement (the “August 2024 Subscription Agreement”), pursuant to which ECD issued and sold in a private transaction 1,000,000 shares of Common Stock and a warrant agreement to purchase 100,000 shares of Common Stock at an exercise price of $0.01 per share (the “Warrant Agreement”) to Theodore Duncan for an aggregate purchase price of $1,000,000. The foregoing summary of the August 2024 Subscription Agreement and the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreements which are filed in the 2024 Annual Report on Form 10-K as Exhibit 10.36 and Exhibit 10.37, and are incorporated herein by reference.

Additional Financings from Defender SPV LLC

As previously disclosed in ECD’s Current Report on Form 8-K filed on August 12, 2024, as amended on August 16, 2024, on August 9, 2024, ECD entered into a securities purchase agreement (the “August SPA”) with Defender SPV LLC (the “Lender”) pursuant to which the Lender agreed to waive the pre-existing events of default that occurred under the December Note and the Company Preferred Stock and the Company agreed to execute and deliver to the Lender a senior secured convertible note (the “August Note”), in exchange for a loan in the principal amount of $1,154,681. The foregoing summary of the August SPA and the August Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are filed to the 2024 Annual Report on Form 10-K as Exhibit 10.38 and Exhibit 10.39, and are incorporated in the 2024 Annual Report on Form 10-K by reference.

The August SPA also provides that in connection with the August Note, the Company will also issue to the Lender at no additional cost 300,000 shares of Common Stock and a warrant to purchase 79,673 shares of Common Stock at an exercise price of $11.50 per share (the “Common Share Warrant”). A copy of the Common Share Warrant is attached to the 2024 Annual Report on Form 10-K as Exhibit 10.40.

As previously disclosed in ECD’s Current Report on Form 8-K filed on January 14, 2025, on January 8, 2025, the Company entered into a securities purchase agreement (the “January 2025 SPA”) with the Lender pursuant to which the Lender agreed to waive the pre-existing events of default that occurred under the August Note and the Company Preferred Stock and the Company agreed to execute and deliver to the Lender a senior secured convertible note (the “January 2025 Note”), in exchange for a loan in the principal amount of $1,724,100. The foregoing summary of the January 2025 SPA and the January 2025 Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are filed in the 2024 Annual Report on Form 10-K as Exhibit 10.46 and Exhibit 10.47, and are incorporated herein by reference.

The January 2025 SPA also provides that in connection with the January 2025 Note, the Company will also issue to the Lender at no additional cost 500,000 shares of Common Stock and a warrant, dated January 13, 2025, to purchase 398,364 shares of Common Stock at an exercise price of $11.50 per share (the “Common Share Warrant”). A copy of the form of Common Share Warrant is attached in the 2024 Annual Report on Form 10-K as Exhibit 10.48.

In connection with the January 2025 SPA, on January 13, 2025, the Company and the Lender entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Lender has been granted certain customary registration rights with respect to (i) the Commitment Shares and (ii) the shares of Common Stock underlying (x) the January 2025 Note and (y) the Common Share Warrant (collectively, the “Registrable Securities”). Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement with the SEC to register the Registrable Securities within 45 days after the closing of the transaction and to have such registration statement effective within 90 days of such closing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement which is attached in the 2024 Annual Report on Form 10-K as Exhibit 10.49 and is incorporated herein by reference.

Related Party Policy

Our code of ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of Common Stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of the board who do not have an interest in the transaction, in either case who have access, at our expense, to its attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we will require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The following table sets forth information regarding the beneficial ownership of shares of Company Common Stock, as of July 2, 2025 by:

●	each person known by the Company to be the beneficial owner of more than 5% of a class of voting securities on;

●	each of the Company’s officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have, or will have immediately after Closing, sole voting and investment power with respect to all shares of Company Common Stock that they beneficially own, subject to applicable community property laws. Any shares of Company Common Stock subject to options or Warrants exercisable within 60 days from Closing are deemed to be outstanding and beneficially owned by the persons holding those options or Warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of Company Common Stock and Voting Percentage is based on 47,582,259 shares of Company Common Stock outstanding on July 2, 2025, but does not take into account any shares underlying 11,757,500 public and private Warrants or any other warrants issued and outstanding as of such date.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	%
Emily Humble	12,240,000	25.7%
Thomas Humble	5,280,000	11.1%
Elliot Humble	1,200,000	2.5%
Scott Wallace	5,280,000	11.1%
Patrick Lavelle	50,000	*
Robert Machinist	50,000	*
Thomas Wood	100,000	*
Benjamin Piggott	836,328	1.8%
All directors and executive officers after the Business Combination as a group (9 individuals)	25,036,328	52.6%
Five Percent Holders
Defender SPV LLC		%

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of our officers and directors is 4390 Industrial Lane, Kissimmee, Florida 34758.

Securities Authorized for Issuance Under Equity Compensation Plans

The were 2,500,000 shares of Common Stock authorized for issuance under our incentive plans as of December 31, 2024, none of which have been issued.

PROPOSAL 1: REVERSE SPLIT PROPOSAL

Proposal 1 — A proposal to approve one or more amendments to the Company’s Certificate of Incorporation (the “Charter”), in substantially the form attached to this proxy statement as Appendix A (collectively, the “Reverse Split Charter Amendments”, and each, a “Reverse Split Charter Amendment”) to allow our Board of Directors to effect, in its discretion prior to July 31, 2026, one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share (“Common Stock”), up to an aggregate ratio of one-for-two hundred (1:200), (the “Maximum Approved Split Ratio”), with the timing and ratio (each, an “Approved Split Ratio”) of each applicable reverse stock split to be determined by the Board if effected (the “Reverse Split Proposal”).

General

Our Board has determined that it is advisable and in the best interests of the Company and our stockholders to amend the Company’s Charter in substantially the form attached to this Proxy Statement as Appendix A (“Reverse Split Charter Amendment”), to effect one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share, at a specific ratio, up to a maximum of to one-for-two hundred (1:200) up to the Maximum Approved Split Ratio, with the timing and appliable Approved Split Ratio of each reverse stock split to be determined by the Board if effected (collectively the “Reverse Splits” and each a “Reverse Split”).

The primary goal of the Reverse Splits is to increase the per share market price of our common stock to meet the minimum per share bid price requirements for continued listing on Nasdaq. We believe that allowing one or more Reverse Splits up to the Maximum Approved Split Ratio provides us with the most flexibility to achieve the desired results of the Reverse Split.

A vote for this Proposal 1 will constitute approval of the Reverse Splits that, if and when effected by our Board by filing the applicable Reverse Split Charter Amendment with the Secretary of State of the State of Delaware, would combine up to every 50 shares of our outstanding common stock into one share of our common stock. If implemented, the applicable Reverse Splits will have the effect of decreasing the number of shares of our common stock issued and outstanding. Because the number of authorized shares of our common stock will not be reduced in connection with the Reverse Splits, the Reverse Splits will result in an effective increase in the authorized number of shares of our common stock available for issuance in the future.

Accordingly, stockholders are asked to approve the Reverse Split Charter Amendments the form of which is set forth in Appendix A for each Reverse Split consistent with those terms set forth in this Proposal 1, and to grant authorization to the Board to determine, in its sole discretion, whether or not to implement the Reverse Splits, as well as the timing and specific ratio of each Reverse Split up to the Maximum Approved Split Ratio. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement each applicable Reverse Split.

If approved by the holders of our outstanding voting securities and pursued by the Board, each applicable Reverse Split would be applied at a ratio up to the Maximum Approved Split Ratio approved by the Board prior to July 31, 2026, and would become effective upon the time specified in the applicable Reverse Split Charter Amendment as filed with the Secretary of State of the State of Delaware for such Reverse Split. The Board reserves the right to elect to abandon the Reverse Splits if it determines, in its sole discretion, that the Reverse Splits are no longer in the best interests of us and our stockholders.

Purpose and Rationale for the Reverse Split

Avoid Delisting from the Nasdaq.

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our common stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our common stock may also assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Splits are in our stockholders’ best interests.

The Nasdaq Stock Market LLC requires that the Company maintain a minimum bid price for continued listing on the Nasdaq. On February 5, 2025, the Company received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”), stating that the Company’s common stock failed to maintain a minimum bid price of $1 per share, based upon the closing bid price for the last 30 consecutive business days (the “Share Price Deficiency”). Accordingly the Company failed to comply with Rule 5550(a)(2) the Nasdaq Listing Rules (the “Rules”). The Notice has no immediate effect on the listing of the Company’s common stock on Nasdaq. Rule 5810(c)(3)(A) provides the Company a compliance period of 180 calendar days, or until August 4, 2025, in which to regain compliance. If at any time during this 180 day period the closing bid price of the Company’s common stock is at least $1 for a minimum of ten consecutive business days, Nasdaq will provide the Company written confirmation of compliance with the Rules and this matter will be closed. If the Company does not regain compliance within the compliance period, or if the Company fails to satisfy another Nasdaq requirement for continued listing, Nasdaq could provide notice that the Company’s securities will become subject to delisting. In such event, Nasdaq rules would permit the Company to appeal the decision to reject any delisting determination to a Nasdaq Hearings Panel.

The Company plans to cure the Share Price Deficiency by effecting a reverse stock split, if necessary, on or before August 4, 2025 or to request an extension from Nasdaq.

Failure to approve the Reverse Split may potentially have serious, adverse effects on us and our stockholders. Our common stock could be delisted from Nasdaq if our common stock continues to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the Bid Price Requirement. If our common stock is delisted from Nasdaq, our common stock could then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets, which are generally considered to be less efficient markets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading, and may be avoided by retail and institutional investors, resulting in the impaired liquidity and increased transaction costs of trading in shares of our common stock.

Any Reverse Split, if effected, would have the immediate effect of increasing the price of our common stock as reported on Nasdaq, therefore allowing us to maintain compliance with Nasdaq Listing Rule 5550(a)(2).

Our Board strongly believes that the Reverse Splits are necessary to maintain our listing on Nasdaq. Accordingly, the Board has proposed the Charter Amendment for approval by our stockholders at the Annual Meeting to permit the Board to effect the Reverse Splits if the Board determines it is advisable prior to August 4, 2025 or to request an extension from Nasdaq.

Other Effects.

The Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Splits could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. Any Reverse Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Splits could help increase analyst and broker’s interest in common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Having an increased number of authorized but unissued shares of common stock available would provide additional flexibility regarding the potential use of shares of our common stock for business and financial purposes in the future and allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions, including mergers, acquisitions, licensing transactions and other business combinations or acquisitions of new product candidates or products; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock or securities that are convertible into common stock for other outstanding securities; (v) providing equity incentives pursuant to our 2016 Plan, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of common stock that will be available to undertake any such issuances described above. Because it is anticipated that our directors and executive officers will be granted additional equity awards under our 2023 Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in each Charter Amendment, because absent such Charter Amendment, we may not have sufficient authorized shares to grant such awards.

An increase in authorized shares of our common stock available for issuance would not have any immediate effect on the rights of existing stockholders. However, because the holders of our common stock do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include:

-	Stockholders may experience further dilution of their ownership;
-

Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power, and other interests of our existing stockholders;

-

The additional shares of common stock that would become available for issuance due to this Proposal 1 would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding; and

-	The issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

We have no specific plan, commitment, arrangement, understanding, or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed Reverse Split at this time, and we have not allocated any specific portion of the proposed effective increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock and warrants, and we may continue to require additional capital in the future to fund our operations. As a result, it is foreseeable that we may seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of us and our stockholders.

Risks of the Proposed Reverse Splits

We cannot assure you that the proposed Reverse Splits will increase the price of our common stock and have the desired effect of maintaining compliance with Nasdaq.

If any Reverse Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to maintain compliance with the Nasdaq minimum bid price requirement. However, the effect of each Reverse Split upon the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that any Reverse Split will accomplish this objective for any meaningful period of time, or at all. It is possible that (i) the per share price of our common stock after such Reverse Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) such Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if any Reverse Split is implemented, the market price of our common stock may decrease due to factors unrelated to such Reverse Split. In any case, the market price of our common stock will be affected by other factors which may be unrelated to the number of shares outstanding, including our business and financial performance, general market conditions, and prospects for future success. Even if the market price per post-Reverse Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum number of shares that must be in the public float and the minimum market value of the public float.

The proposed Reverse Splits may decrease the liquidity of our common stock.

The Board believes that the Reverse Splits will result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Splits will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Splits.

The Reverse Splits may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

If any Reverse Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following such Reverse Split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Splits may lead to a decrease in our overall market capitalization.

The Reverse Splits may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Split.

Determination of the Ratio for the Reverse Splits

If Proposal 1 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with any Reverse Split, the ratio for such Reverse Split will be selected by the Board, in its sole discretion up to the Maximum Approved Split Ratio. In determining which ratio to use for each Reverse Split, the Board will consider numerous factors, including, among other things:

-	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;

-	the per share price of our common stock immediately prior to such Reverse Split;

-	the expected stability of the per share price of our common stock following such Reverse Split;

-	the likelihood that such Reverse Split will result in increased marketability and liquidity of our common stock;

-	prevailing market conditions;

-	general economic conditions in our industry; and

-	our market capitalization before and after the Reverse Split.

The purpose of allowing one or more reverse stock splits up to the Maximum Approved Ratio is to give the Board the flexibility to meet business needs as they arise, namely to maintain its price per share above $1.00 to satisfy the Nasdaq listing requirement and to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and/or outstanding as of July 2, 2025, after completion of Reverse Splits up to the Maximum Approved Split Ratio (1:200), we will have 237,912 shares of common stock issued and outstanding.

Principal Effects of the Reverse Split

After the effective date of each applicable proposed Reverse Split, each stockholder will own a reduced number of shares of common stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Splits will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Splits (subject to the treatment of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Splits, except to the extent that as described below in “Treatment of Fractional Shares”, record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Splits because they hold a number of shares not evenly divisible by the applicable Reverse Split ratio will automatically be entitled to receive an additional fraction of a share of common stock, to round up to the next whole share. In any event, cash will not be paid for fractional shares.

The Reverse Splits will not have any impact in the number of shares of common stock we are authorized to issue under our Charter

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on Nasdaq under the symbol “ECDA,” assuming that we are able to regain compliance with the minimum bid price requirement, although we expect that Nasdaq will add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of each applicable Reverse Split to indicate that such Reverse Split had occurred.

Effect on Outstanding Derivative Securities

The Reverse Split will have the same effect on all of the Company’s outstanding derivative securities as the Reverse Split will have on its shares of Common Stock

Effect on Stock Option Plans

The Reverse Splits will have the adjust the Company’s outstanding options and stock available for issuance under the 2023 Equity Plan at the same ratio as the applicable Reverse Split will have on its shares of Common Stock. This applicable adjustment is set forth in the 2023 Equity Plan.

Effect on Preferred Stock

The Reverse Splits will have the adjust the Company’s outstanding preferred stock by adjusting the conversion feature at the same ratio as the applicable Reverse Split will have on its shares of Common Stock. This applicable adjustment is set forth in the certificate of designations for the outstanding shares of preferred stock.

Effective Date

If approved by the holders of our outstanding voting securities and pursued by the Board, each applicable proposed Reverse Split would become effective on the date of filing of the applicable Charter Amendment with the office of the Secretary of State of the State of Delaware. On the effective date, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Approved Split Ratio set forth in this Proposal 1. If the proposed Charter Amendment are not approved by our stockholders, the Reverse Split will not occur.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Splits. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock, to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Effect on “Book-Entry” Holders of common stock

Exchange of Stock Certificates

If the Reverse Split are authorized by the stockholders and our Board elects to implement any Reverse Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of such Reverse Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before such Reverse Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of such Reverse Split selected by the Board. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

In connection with the Reverse Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of common stock would remain unchanged at $0.0001 per share after the Reverse Splits. As a result, on the effective date of the applicable Reverse Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of any Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal 1, and we will not independently provide our stockholders with any such right if any Reverse Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion only addresses stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Splits to them. In addition, the following discussion does not address the tax consequences of a Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as a Reverse Split, whether or not they are in connection with such Reverse Split.

In general, the federal income tax consequences of a Reverse Split will vary among stockholders depending upon whether they receive solely a reduced number of shares of common stock in exchange for their old shares of common stock or a full share in lieu of a fractional share. We believe that because the Reverse Split are not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Splits should have the following federal income tax effects. The Reverse Splits are expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder who holds a number of shares of common stock not evenly divisible by the applicable Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A stockholder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the stockholder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the stockholder’s basis in their shares of common stock by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in such Reverse Split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote of Stockholders

In accordance with our Charter and Delaware law, approval and adoption of this Proposal 1 requires the affirmative vote of at least a majority of the total outstanding shares entitled to vote.

Recommendation of the Board

OUR BOARD unanimously RECOMMENDS A VOTE “FOR” THE APPROVAL OF ONE OR MORE AMENDMENTS TO THE CHARTER TO EFFECT THE REVERSE SPLITS.

PROPOSAL 2: SHARE ISSUANCES PROPOSAL

The Company seeks stockholder approval, pursuant to Nasdaq Rule 5635, for the issuance of all shares of Common Stock potentially issuable pursuant to three recent financing agreements, each of which individually and collectively entitle the counterparty to the financing agreements to acquire and the Company to issue in excess of 19.99% of the total issued and outstanding shares of Common Stock as of June 5, 2025 (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules) in order to comply with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (the “Share Issuances Proposal”).

The Three Financing Agreements:

(1) The Senior Secured Convertible Note, dated June 5, 2025

Business Combination

As previously disclosed in a Current Report on Form 8-K filed on December 18, 2023 (the “Super 8-K”), ECD Automotive Design, Inc. (the “Company”), completed the business combination (the “Business Combination”) contemplated by the merger agreement, dated as of March 3, 2023 (the “Merger Agreement”) by and among the Company, formerly known as EF Hutton Acquisition Corporation I, Humble Imports Inc., d/b/a ECD Auto Design, a Florida corporation (“Humble”), ECD Auto Design UK, Ltd., an England and Wales corporation (the “ECD UK”), EFHAC Merger Sub, Inc., a Florida corporation (“Merger Sub”) and wholly-owned subsidiary of the Company, and Scott Wallace, as the Securitiyholder Representative. The Merger Agreement was previously reported on the Current Report on Form 8-K filed by EFHT with the SEC on March 6, 2023.

Closing of December 2023 Senior Secured Convertible Note

Immediately prior to the closing of the Business Combination on December 12, 2023, the Company closed a debt financing transaction contemplated by the Securities Purchase Agreement, dated October 6, 2023 (the “October SPA”), by and between the Company and an institutional investor (the “Lender”). Pursuant the October SPA, on December 12, 2023, the Company executed and delivered to the Lender a senior secured convertible note (the “October Note”) in exchange for a loan in the principal amount of $15,819,209. Based on the terms of the October Note, the Company received proceeds under the October Note in an amount of $13,700,000, before payment of expenses.

The foregoing summary of the October SPA and the October Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are filed with the Current Report on Form 8-K filed on October 11, 2023, as Exhibit 10.1 and the Super 8-K as Exhibit 10.7, respectively, and are incorporated herein by reference.

The August 2024 Senior Secured Convertible Note

On August 9, 2024, the Company entered into a securities purchase agreement (the “August SPA”) with Lender pursuant to which the Lender agreed to waive the pre-existing events of default that occurred under the December Note and the Company Preferred Stock and the Company agreed to execute and deliver to the Lender a senior secured convertible note (the “August Note”), in exchange for a loan in the principal amount of $1,154,681.

The foregoing summary of the August SPA and the August Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are filed with the Current Report on Form 8-K filed on August 12, 2024, as Exhibit 10.1 (the August SPA) and Exhibit 10.2 (the August Note), and are incorporated herein by reference.

The January 2025 Senior Secured Convertible Note

On January 8, 2025, the Company entered into a securities purchase agreement (the “January 2025 SPA”) with the Lender pursuant to which the Lender agreed to waive the pre-existing events of default that occurred under the August Note and the Company Preferred Stock and the Company agreed to execute and deliver to the Lender a senior secured convertible note (the “January 2025 Note”), in exchange for a loan in the principal amount of $1,724,100.

The foregoing summary of the January 2025 SPA and the January 2025 Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are attached to the Current Report on Form 8-K filed on January 14, 2025, as Exhibit 10.1 (the January 2025 SPA) and Exhibit 10.2 (the January 2025 Note), and are incorporated herein by reference.

The April 2025 Loan Agreement

As previously disclosed, on April 4, 2025, the Company entered into a new business loan and security agreement with an effective date of April 4, 2025 (the “Loan Agreement”) by and among Holder, as investor (“Investor”) and collateral agent, (the “Collateral Agent”), the Company and its subsidiary, Humble Imports Inc., pursuant to which the Company received a term loan from the Investor in the principal amount of $1,824,300 (the “Loan”). The Loan shall be repaid through sixty-nine (69) equal weekly payments of principal and interest in the aggregate amount of $35,693 per week commencing on April 15, 2025 and ending August 4, 2026 (the “Term”). During the Term, the Loan shall accrue interest in the aggregate amount of $638,505. The Loan included an administrative expense fee of $40,000 and a lender’s legal fee of $35,000, which sum was netted out of the Loan. The Loan is secured by all properties, rights and assets of the Company and Collateral Agent is designated as the collateral agent under the Loan Agreement.

The foregoing summary of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement the form of which is attached to the Current Report on Form 8-K filed on April 4, 2025, as Exhibit 10.1, and is incorporated herein by reference.

The May 2025 Exchange Agreement

As previously disclosed, on May 14, 2025, the Company entered into that certain Amendment and Exchange Agreement (the “Original Exchange Agreement”) with the Holder pursuant to which the Company authorized one or more series of a new series B convertible preferred stock of the Company, $0.0001 par value, the terms of which are set forth in a certificate of designation for such series of preferred stock designated as Series B-1 Convertible Preferred Stock, $0.0001 par value (the “Series B-1 Preferred Stock”), which Series B-1 Preferred Stock shall be convertible into shares of Common Stock. The Original Exchange Agreement provides that the Holder shall have the option exchange some or all of the amounts outstanding under the October Notes, August Notes and/or the January 2025 Notes. On May 15, 2025, the Company filed certificate of designation filed with the Delaware Secretary of State on May 15, 2025 (the “Series B-1 Certificate of Designations”) which sets for the terms, rights, and preferences of the Series B-1 Preferred Stock. At the initial closing under the Original Exchange Agreement, on May 15, 2025, the Holder exchanged $1,284,881 in aggregate outstanding amount under the August Notes (including principal and accrued interest), into 4,000 shares of Series B-1 Preferred Stock.

The foregoing summary of the Original Exchange Agreement and Series B-1 Certificate of Designations do not purport to be complete and are qualified in its entirety by reference to the Original Exchange Agreement and the Series B-1 Certificate of Designations the forms of which is attached to the Current Report on Form 8-K filed on May 14, 2025, as Exhibit 10.1 and Exhibit 3.1, respectively, and are incorporated herein by reference.

On June 5, 2025, the Company entered into a securities purchase agreement (the “June 2025 SPA”) with the Lender for a series of senior secured convertible note up to $21,972,275.38 and pursuant to which the Company executed and delivered to the Lender a senior secured convertible note, dated June 5, 2025 (the “June 2025 Note”), in exchange for a loan in the original principal amount of $823,960.33. Pursuant to the June 2025 SPA, subject to certain conditions, the Company may sell and issue additional notes up to an aggregate original principal amount of $21,148,315.06 (the “Additional Notes”) in one or more additional closings (each, an “Additional Closing”).

The terms of the June 2025 Note are as follows:

Maturity Date. Unless converted or redeemed, the June 2025 Note shall mature on December 12, 2026, subject to the holder’s right to extend such date in certain circumstances.

Interest Rate. The June 2025 Note shall accrue interest at an annual rate equal to the Prime Interest rate plus 5% per annum which is payable monthly in cash or, upon the Company’s option, in securities of the Company provided certain conditions are met at the increased interest rate of the Prime Interest rate plus 8% per annum.

Late Charges. The Company is required to pay a late charge of 18% per annum (“Late Charges”) on any amount of principal or other amounts that are not paid when due.

Conversion Rights.

Conversion at Option of Holder. At any time after issuance, all amounts due under the June 2025 Note are convertible at any time, in whole or in part, at the holder’s option, into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at the option of the Lender at a conversion price of $2.00 per share (the “Conversion Price”), subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Upon the Lender’s conversion of the June 2025 Note, the conversion amount shall be equal to the principal amount to be converted under the Note at a 15% premium plus any accrued and unpaid interest, and accrued and unpaid Late Charges on such principal and interest, if any (the “Conversion Rate”).

Alternate Optional Conversion. From and after the occurrence of an event of default, each holder may alternatively elect to convert the June 2025 Note into shares of our Common Stock at the “Alternate Conversion Price”, which is equal to the lowest of:

-	The Conversion Price then in effect; and

-	85% of the lowest volume weighted average price of our Common Stock during the 5 consecutive trading days immediately prior to the date on which we received written notice of such conversion from such holder.

Other Adjustments. The Conversion Price is subject to a one-time downward adjustment on the effective date of the registration statement providing for the resale of the Common Stock issuable upon conversion of the June 2025 Note to a conversion price equal to the prior 5-day volume weighted average price, subject to a floor of $0.10. The conversion price is also subject to a downward adjustment if the Company fails to satisfy certain performance conditions set forth in the June 2025 Note.

In the event the Lender converts the full $21,972,275.38 plus all accrued interest under June 2025 SPA, the Company could potentially have to issue the Lenter up to 109,861,277 shares of Common Stock.

The foregoing summary of the June 2025 SPA and the June 2025 Initial Closing Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are filed with the Current Report on Form 8-K, filed on June 11, 2025, as Exhibit 10.1 (the June 2025 SPA) and Exhibit 10.2 (the June 2025 Note), and are incorporated herein by reference.

(2) The Second Amendment and Exchange Agreement, dated June 20, 2025

On June 20, 2025, the Company entered into a Second Amendment and Exchange Agreement (the “Second Exchange Agreement”) with the Lender pursuant to which the Company shall authorize one or more series of a new series C convertible preferred stock of the Company, the terms of which are set forth in a certificate of designation for such series of preferred stock designated as Series C Convertible Preferred Stock, $0.0001 par value, authorizing two hundred thousand (200,000) shares of Series C Preferred Stock (the “Series C Preferred Stock”), which Series C Preferred Stock shall be convertible into shares of Common Stock. Unless otherwise defined, all capitalized terms used herein shall have the meaning set forth in the Exchange Agreement. The Exchange Agreement provides that the Holder shall have the option exchange (a) some or all of the amounts outstanding under the December Note, January and/or the June 2025 Note (collectively the “Original Notes”), and (b) the 4,000 shares of Series B-1 Preferred Stock. At the initial closing the Lender has determined to convert the 4,000 shares of Series B-1 Preferred Stock, into 4,000 shares of Series C Preferred Stock, and such shares of Common Stock issuable pursuant to the terms of the Series C Preferred Stock, including, without limitation, upon conversion or otherwise, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

The Second Exchange Agreement provides further that, subject to the terms and conditions set forth in this Second Exchange Agreement, the Lender may require the Company to participate in one or more Additional Exchanges to exchange such portion of the amounts outstanding under the remaining Original Notes as set forth in such applicable closing notice related to such exchange into such aggregate number of shares of such new series of Series C Preferred Stock as set forth in such additional closing notice related to such exchange, and such shares of Common Stock issuable pursuant to the terms of Series C Preferred Stock, including, without limitation, upon conversion of the shares of Series C Preferred Stock held by the Lender or otherwise, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

In connection with the Second Exchange Agreement, the Board of Directors of the Company has approved and authorized the filing with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of ECD Automotive Design, Inc. (the “Series C Certificate”) to authorize the Series C Preferred Stock as required by the Second Exchange Agreement. A copy of the Series C Certificate is attached hereto as Exhibit 3.1.

Dividends.

Unless converted or redeemed, the holder of Series C Preferred Stock shall receive an annual dividend at a rate of 5% per annum payable in arrears on a quarterly basis commencing on October 1, 2025 (each a “Dividend Date”). Dividends shall be payable to each holder of Series C Preferred Stock by increasing the stated value of each such share of Series C Preferred Stock on a dollar-for-dollar basis, or at the option of the Company to pay such dividends in cash.

Conversion Rights.

Conversion at Option of Holder. At any time after issuance, the Series C Preferred Stock are convertible at any time, in whole or in part, at the holder’s option, into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at the a conversion price of $2.00 per share (the “Conversion Price”), subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Upon the Lender’s conversion of the Series C Preferred Stock, the shares underlying the Series B Preferred Stock shall be equal to the number of shares of Series C Preferred Stock to be converted at a 15% premium to the stated value thereof plus any accrued and unpaid dividends, and accrued and unpaid late charges on such dividends, if any (the “Conversion Rate”).

Alternate Optional Conversion. From and after the occurrence of a triggering event, each holder may alternatively elect to convert the Series C Preferred Stock into shares of our Common Stock at the “Alternate Conversion Price”, which is equal to the lowest of:

-	The Conversion Price then in effect; and

-	the greater of:

§	The floor price then in effect; and

§	85% of the lowest volume weighted average price of our Common Stock during the 10 consecutive trading days immediately prior to the date on which we received written notice of such conversion from such holder.

As of the date of this filing, the floor price is equal to $0.10. The conversion price is also subject to a downward adjustment if the Company fails to satisfy certain performance conditions set forth in the Second Exchange Agreement.

In the event the Lender exchanges the October Note, the January 2025 Note and the June 2025 Note plus accrued interest to Series C Preferred Stock and then converts all of the Series C Preferred Stock to Common Stock the Company could potentially have to issue the Lenter up to 40,000,000 shares of Common Stock.

The foregoing summary of the Second Exchange Agreement and the Series C Certificate does not purport to be complete and is qualified in its entirety by reference to the Second Exchange Agreement and the Series C Certificate forms of which are filed with the Current Report on Form 8-K, filed on June 23, 2025, as Exhibit 10.1 (the Second Exchange Agreement) and Exhibit 3.1 (the Series B Certificate), respectively and are incorporated herein by reference.

(3) The Equity Purchase Facility Agreement, dated June 20, 2025

On June 20, 2025, the Company and an unrelated third party accredited investor (the “Investor”) entered into an equity purchase facility agreement (the “EPFA”). Pursuant to the EPFA, the Company has the right to issue and sell to the Investor, from time to time as provided therein, and the Investor must purchase from the Company, up to an aggregate of $500 million (the “Commitment Amount”) in newly issued shares (the “Advance Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), subject to the satisfaction or waiver of certain conditions.

Pursuant to the terms of the EPFA, the Company is required to hold a special meeting of stockholders (the “Stockholder Meeting”), no later than sixty (60) calendar days following June 20, 2025, to seek approval of the issuance of shares of Common Stock under the EPFA equal to and in excess of 20% of the total outstanding shares of Common Stock on such date pursuant to the rules and regulations of Nasdaq Stock Market LLC (such approval, the “Stockholder Approval”).

Upon the terms and subject to the conditions of the EPFA, at any time until the EPFA is terminated, the Company, in its sole discretion, has the right, but not the obligation, to issue and sell to the Investor, and the Investor must subscribe for and purchase from the Company, Advance Shares by the delivery to the Investor of Advance Notices (as defined below), on the following terms:

(i)	The Company must, in its sole discretion, select the number of Advance Shares, not to exceed the Maximum Advance Amount (as defined below), it desires to issue and sell to the EPFA Investor in each Advance Notice and the time it desires to deliver each written notice to the Investor setting forth the number of Advance Shares that the Company desires to issue and sell to the Investor (the “Advance Notice”).

(ii)	There is no mandatory minimum Advances and there is no non-usage fee for not utilizing the Commitment Amount or any part thereof.

“Maximum Advance Amount” means:

“Accelerated Purchase Maximum Advance Amount” in respect of each Advance Notice with an Accelerated Purchase Pricing Period, an amount of Common Shares equal to the lower of (i) 100% of the median Daily Traded Amount during the ten consecutive Trading Days immediately preceding an Advance Notice Date, and (ii) such number of Common Shares equal to $1,000,000 as of the date of each Advance Notice (determined based on the last closing price of the Common Shares on the Principal Market prior to delivery of such Advance Notice), or such other amount of Common Shares as agreed upon by the Parties in writing, which may be made via e-mail.

“Regular Purchase Maximum Advance Amount” in respect of each Advance Notice with a Regular Purchase Pricing Period, an amount of Common Shares equal to the lower of (i) 100% of the average Daily Traded Amount during the ten consecutive Trading Days immediately preceding an Advance Notice Date, and (ii) such number of Common Shares equal to $500,000 as of the date of each Advance Notice (determined based on the last closing price of the Common Shares on the Principal Market prior to delivery of such Advance Notice).

The price per Advance Share will be obtained as follows:

(i)	For an Advance Notice with an Accelerated Purchase Pricing Period, the relevant Accelerated Purchase Market Price multiplied by 93%.

(ii)	For an Advance Notice with a Regular Purchase Pricing Period, the relevant Regular Purchase Market Price multiplied by 93%.

As an inducement to entering into the EPFA, the Investor will receive 100,000 shares of the Common Stock as a commitment fee (the “Commitment Shares”).

Until Stockholder Approval is obtained, the total cumulative number of shares of Common Stock that may be issued to the Investor will be limited to 19.99% of the number of shares of Common Stock issued and outstanding as of June 5, 2025 (the “Exchange Cap”) pursuant to the requirements of the Nasdaq Stock Market LLC or other applicable rules of the principal market on which the Company’s securities are listed. The Exchange Cap is calculated based on the number of shares of Common Stock issued and outstanding as of June 20, 2025, which number shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by such agreement under the applicable rules of the principal market.

The EPFA contains customary representations, warranties, agreements and conditions, indemnification rights and obligations of the parties. Among other things, the EPFA Investor represented to the Company, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)).

The offers and sales of the Common Stock issuable under the EPFA and the issuance of the Commitment Shares will be made in a private placement in reliance on an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and applicable state securities laws. The Company plans to file with the SEC a registration statement relating to the resale of the Common Stock, issuable under the EPFA and the Commitment Shares. The Company cannot draw on the EPFA, and the Common Stock may not be sold nor may offers to buy be accepted, prior to the time that the registration statement covering the resale of the Common Stock is declared effective by the SEC.

The foregoing summary of the EPFA does not purport to be complete and is qualified in its entirety by reference to the EPFA, which is filed with the Current Report on Form 8-K, filed on June 23, 2025, as Exhibit 10.4, and is incorporated herein by reference.

Nasdaq Listing Rule 5635(d)

Nasdaq Listing Rule 5635(d) requires the Company to obtain shareholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding as of the execution date of the definitive agreement and where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

The issuance of shares of Common Stock pursuant to the (i) June 2025 SPA, (ii) the Second Exchange Agreement, (iii) EPFA and (iv) upon the conversion and/or the exercise of the Notes and the Preferred Stock, respectively, into shares of Common Stock will be in excess of the Exchange Cap at an average price that is less than the Nasdaq “Minimum Price” and as such will require shareholder approval.

The Company is seeking approval to issue all shares of Common Stock potentially issuable under (i) the June 2025 SPA, (ii) the Second Exchange Agreement, and (iii) the EPFA, each of which individually and collectively entitle the counterparty to such agreements to acquire and the Company to issue in excess of 19.99% of the total issued and outstanding shares of Common Stock as of June 5, 2025 (the “Exchange Cap”) at an average price that is less than the “Minimum Price” as defined under the rules and regulations of The Nasdaq Stock Market LLC.

Effect of Approval

The Company will be permitted to be issued shares of Common Stock pursuant to (i) the June 2025 SPA, the Second Exchange Agreement, and (iii) the EPFA, as applicable, in excess of the Exchange Cap at an average price that would be less than Minimum Price.

Risks of Not Approving this Proposal

Repayment of June 2025 Notes in Cash

If the Share Issuances Proposal is not approved, the holders of the June 2025 Notes issued as of the date of this Annual Meeting will be unable to convert such securities into our Common Stock due the limitations set forth by Nasdaq Listing Rule 5635(d). To the extent any portions of the June 2025 Notes may not be converted into shares of our Common Stock due to the limitations in Nasdaq Listing Rule 5635(d), we will be required to repay the June 2025 Notes in cash, which would divert resources away from funding our business operations, and could negatively impact our prospects, financial condition and results of operations.

Inability to Issue Securities in Additional Closings under the June 2025 SPA

Our ability to require the Lender to purchase Additional Notes under the June 2025 SPA is contingent on our shareholders approving this Share Issuances Proposal. We would receive up to $19.25 million in gross proceeds upon the purchase and issuance of all Additional Notes under the June 2025 SPA. Our inability to draw down on such Additional Closings would limit the cash available to us to operate our business.

Inability to Sell Securities under the EPFA

Our ability to require the Investor to purchase securities under the EPFA is conditioned upon our shareholders approving this Share Issuances Proposal. We would forego the opportunity to sell our common stock to the Investor and receive up to $500 million in gross proceeds under the EPFA. Our inability to sell securities to the Investor under the EPFA would limit the cash available to us to fund our Bitcoin Treasury Strategy and other corporate purposes.

Obligation to Continue to Seek Approval

If our shareholders do not approve this Share Issuances Proposal, we will be required to seek stockholder approval of this proposal again prior to September 20, 2025, and if we are unsuccessful in receiving stockholder approval at that meeting we will be required to seek stockholder approval of this proposal semi-annually until we receive approval of this proposal. We are not seeking the approval of our shareholders to authorize our issuance of the securities described above, as we have already entered into the applicable agreements and issued the securities (other than the additional closings under each agreement, as applicable), which are binding obligations on us. The failure of our shareholders to approve the Share Issuances Proposal will not negate the existing terms of the documents governing the securities, and the terms of such agreements and the securities will remain binding obligations. Seeking shareholder approval multiple times would require us to devote cash and management resources to those special meetings, and would leave less resources for our business.

Required Vote

This Share Issuances Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Incentive Plan Amendment Proposal.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SHARE ISSUANCES PROPOSAL.

PROPOSAL 3: INCENTIVE PLAN AMENDMENT PROPOSAL

At the Annual Meeting, we are proposing to approve an amendment to the ECD Automotive Design, Inc. 2023 Equity Incentive Plan (the “2023 Equity Plan”) to increase the number of shares subject to the 2023 Equity Plan from 2,500,000  shares to 15,000,000 shares, by adding an additional 2,000,000 shares. The purpose of the amendment to the 2023 Equity Plan is to advance the interests of ECD and its stockholders by enabling ECD and its subsidiaries to attract and retain qualified individuals to perform services, to provide incentive compensation for such individuals in a form that is linked to the growth and profitability of ECD and increases in stockholder value, and to provide opportunities for equity participation that align the interests of recipients with those of its stockholders. If the Reverse Stock Spit Proposal is approved all of the shares of Common Stock subject to the 2023 Equity Plan will undergo a 1:3 or up to 1:30 reverse split.

Required Vote

This Incentive Plan Amendment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Incentive Plan Amendment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE INCENTIVE PLAN AMENDMENT PROPOSAL.

PROPOSAL 4: THE DIRECTOR PROPOSAL

Our Board consists of five members. Directors are divided into three classes.

Class I directors consist of Robert Machinist and Patrick Lavelle, qualified as independent directors, whose terms will expire at our 2027 annual meeting of stockholders;

Class II directors consist of Thomas Wood, also qualified as independent directors, whose terms will expire at our 2025 annual meeting of stockholders; and

Class III directors consist of Scott Wallace and Emily Humble, whose terms will expire at our 2026 annual meeting of stockholders.

At each annual meeting of stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following their year of election. After this election, the terms of Class I, II and III directors will expire at the annual meeting of stockholders to be held in 2027, 2025 and 2026 respectively. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified. Thomas Wood is the Class II directors and his term will expire at this 2025 annual meeting of stockholders and stand for re-election at the Annual Meeting.

The Nominating and Corporate Governance Committee of the Board of Directors has nominated Thomas Wood for re-election as the Class II director at the Annual Meeting, for a three-year term that will end in 2028 or until his successor is elected and qualified. The nominee recommended by the Board is currently serving as a director, and he has consented to serve as a nominee for election to the Board, to being named in this Proxy Statement and, if elected by our stockholders, to serve as a member of the Board until our 2028 annual meeting. The persons designated as proxies in the accompanying proxy card intend to vote “FOR” such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason any nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board, if any person is so nominated.

Class II Directors

Term expiring at this 2025 annual meeting of stockholders–

Nominated for re-election

Name:	Age	Title
Thomas Wood	68	Director

Thomas Wood is a director of ECD and was an independent director of EFHT. Mr. Wood is a serial entrepreneur, having started and taken multiple energy companies public over the course of his career. Since 2022, Mr. Wood has been the Executive Chairman and founder of Advanced Mining Drilling Technologies LLC, which is a private company currently developing battery metals extraction technology. He is also the Chairman and co-founder of XtremeX Mining Technology Corp. which is a coil tubing patented mining technology targeted at precious metals and battery metals discovery and testing. In 2017, Mr. Wood was a sponsor and the CFO of National Energy Services Reunited Corp. (NASDAQ: NESR), a $200 million SPAC, that successfully completed a business acquisition with Gulf Energy SAOC and National Petroleum Services on June 6, 2018. Mr. Wood was instrumental in the IPO of the SPAC and the search of merger candidates and remains an active board member of the Company. He has over 35 years of experience in establishing and growing public and private companies that provide or use oil and gas contract drilling services. Since December 1990, he has served as the Chief Executive Officer of Round Up Resource Service Inc., a private investment company. Mr. Wood founded Xtreme Drilling Corp. (TSX: XDC), an onshore drilling and coil tubing technology company, in May 2005 and served as its Executive Chairman until May 2011 and its Chief Executive Officer and Director from May 2011 through August 2016. He is the founder of Savanna Energy Services Corp. (TSE: SVY), a North American energy services provider, where he served as the Chairman from 2001 to March 2005. He also served as Director at various companies engaged in the exploration and production of junior oil and gas, including Wrangler West Energy Corp. from April 2001 to 2014; New Syrus Capital Corporation from 1998 to 2001 and Player Petroleum Corporation from 1997 to 2001. In addition, Mr. Wood served as the President, Drilling and Wellbore Service, of Plains Energy Services Ltd. from 1997 to 2000 and Wrangler Pressure Control from 1998 to 2001. He served as the President of Round-Up Well Servicing Inc. from 1988 to 1997 and Vice President of Shelby Drilling from 1981 to 1987. Mr. Wood holds a BA in Economics from University of Calgary.

Mr. Wood’s extensive knowledge, investment experience, and career analyzing and advising companies across sectors qualify him to serve on the board of directors.

Thomas Wood is a director of ECD and was an independent director of EFHT. Mr. Wood is a serial entrepreneur, having started and taken multiple energy companies public over the course of his career. Since 2022, Mr. Wood has been the Executive Chairman and founder of Advanced Mining Drilling Technologies LLC, which is a private company currently developing battery metals extraction technology. He is also the Chairman and co-founder of XtremeX Mining Technology Corp. which is a coil tubing patented mining technology targeted at precious metals and battery metals discovery and testing. In 2017, Mr. Wood was a sponsor and the CFO of National Energy Services Reunited Corp. (NASDAQ: NESR), a $200 million SPAC, that successfully completed a business acquisition with Gulf Energy SAOC and National Petroleum Services on June 6, 2018. Mr. Wood was instrumental in the IPO of the SPAC and the search of merger candidates and remains an active board member of the Company. He has over 35 years of experience in establishing and growing public and private companies that provide or use oil and gas contract drilling services. Since December 1990, he has served as the Chief Executive Officer of Round Up Resource Service Inc., a private investment company. Mr. Wood founded Xtreme Drilling Corp. (TSX: XDC), an onshore drilling and coil tubing technology company, in May 2005 and served as its Executive Chairman until May 2011 and its Chief Executive Officer and Director from May 2011 through August 2016. He is the founder of Savanna Energy Services Corp. (TSE: SVY), a North American energy services provider, where he served as the Chairman from 2001 to March 2005. He also served as Director at various companies engaged in the exploration and production of junior oil and gas, including Wrangler West Energy Corp. from April 2001 to 2014; New Syrus Capital Corporation from 1998 to 2001 and Player Petroleum Corporation from 1997 to 2001. In addition, Mr. Wood served as the President, Drilling and Wellbore Service, of Plains Energy Services Ltd. from 1997 to 2000 and Wrangler Pressure Control from 1998 to 2001. He served as the President of Round-Up Well Servicing Inc. from 1988 to 1997 and Vice President of Shelby Drilling from 1981 to 1987. Mr. Wood holds a BA in Economics from University of Calgary.

Mr. Wood’s extensive knowledge, investment experience, and career analyzing and advising companies across sectors qualify him to serve on the board of directors.

The Class II Director, Thomas Wood will be elected to serve until the 2028 annual meeting of stockholders or until his or her successor is duly elected if he or she receives the affirmative vote of a plurality of the shares of the Company’s Common Stock, represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote. There is no cumulative voting in the election of directors.

Required Vote

This Director Proposal will be approved and adopted only if holders of at least a plurality of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Director Proposal.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF THOMAS WOOD TO THE BOARD AS CLASS I DIRECTORS.

PROPOSAL 5: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected Barton CPA PLLC (“Barton CPA”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and to conduct whatever audit functions are deemed necessary. Barton CPA audited our financial statements for the year ended December 31, 2024 that were included in our most recent Annual Report on Form 10-K. We are submitting our selection of Barton CPA as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace Barton CPA as our independent registered public accounting firm, and the selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by the stockholders of the Company, the Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, the Audit Committee determines its decision regarding the independent registered public accounting firm to be in the best interests of the Company.

All of the above services were approved by the Audit Committee. In accordance with the Sarbanes-Oxley Act of 2002, as amended, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of our independent registered public accounting firm for such services.

Required Vote of Stockholders

Although a vote of stockholders is not required on this proposal, our Board is asking our stockholders to ratify the appointment of our independent registered public accounting firm. The ratification of the appointment of our independent registered public accounting firm requires the affirmative votes of a majority of the votes of the shares of our common stock, present at the Annual Meeting in person or by proxy and entitled to vote.

In the event that our stockholders do not ratify the appointment of Barton CPA as our independent registered public accounting firm, the appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BARTON CPA PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

PROPOSAL 6: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Annual Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Incentive Plan Amendment Proposal, (ii) to approve the Director Proposal, (iii) approve the Auditor Ratification Proposal, or (iv) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Annual Meeting; provided that the Annual Meeting is reconvened as promptly as practical thereafter (we refer to this proposal as the “Adjournment Proposal”).

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Chairman will not adjourn the Annual Meeting to a later date.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Adjournment Proposal.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board assists the Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2024 with management and with our independent registered public accounting firm. In addition, the Audit Committee has discussed the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements, with our independent registered public accounting firm for the fiscal year ended December 31, 2024. The Audit Committee has also received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (which relates to the independent registered public accounting firm’s independence from us) and has discussed with our independent registered public accounting firm their independence from us. We also considered whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Securities Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2025
ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2026 annual meeting of stockholders (the “2025 Annual Meeting”). These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to the Chief Executive Officer at our principal executive offices no later than the close of business on March 6, 2026 (120 days prior to the anniversary of this year’s mailing date). Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our Governance Committee reviews all stockholder proposals and makes recommendations to the Board for actions on such proposals.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, 3, 4, 5 and 6, in the Notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

The ECD AUTOMOTIVE DESIGN, INC. 2024 Annual Report on Form 10-K, accompanies this Proxy Statement including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, end you may ask any questions you may have about the Extension Amendment by contacting the Company’s proxy solicitor at the following:

Advantage Proxy, Inc.
Attention: Karen Smith
Toll Free: 877-870-8565
Collect: 206-870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later 72 hours prior to the meeting date.

By Order of the Board of Directors

/s/ Scott Wallace
Scott Wallace Chairman and Chief Executive Officer

PROXY CARD

ECD AUTOMOTIVE DESIGN, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott Wallace and Benjamin Piggott as proxies of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of ECD Automotive Design, Inc. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on July 22, 2025 at 11:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated July 10, 2025 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. REVERSE SPLIT PROPOSAL —

	For	Against	Abstain

A proposal to approve one or more amendments to the Company’s Certificate of Incorporation (the “Charter”), in substantially the form attached to this proxy statement as Appendix A (collectively, the “Reverse Split Charter Amendments”, and each, a “Reverse Split Charter Amendment”) to allow our Board of Directors to effect, in its discretion prior to July 31, 2026, one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share (“Common Stock”), up to an aggregate ratio of one-for-two hundred (1:200), (the “Maximum Approved Split Ratio”), with the timing and ratio (each, an “Approved Split Ratio”) of each applicable reverse stock split to be determined by the Board if effected (the “Reverse Split Proposal”).	☐	☐	☐

2.	PROPOSAL 2. SHARES ISSUANCES PROPOSAL —

	For	Against	Abstain

A proposal to approve, pursuant to Nasdaq Rule 5635, our issuance of all the shares of Common Stock issuable pursuant to (i) the Securities Purchase Agreement, dated June 5, 2025 (ii) the Second Exchange Agreement, dated June 20, 2025 and (iii) the Equity Purchase Payment Agreement, dated June 20, 2025, as applicable, in excess of 19.99% of the total issued and outstanding shares of Common Stock as of June 5, 2025 (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules) (the “Share Issuances Proposal”).	☐	☐	☐

3.	PROPOSAL 3. INCENTIVE PLAN AMENDMENT PROPOSAL —

	For	Against	Abstain

A proposal to approve an amendment to the 2023 Equity Incentive Plan to increase the number of shares of common stock reserved under the Plan from 2,500,000 shares to 15,000,000 shares.	☐	☐	☐

4.	PROPOSAL 4. DIRECTORS PROPOSAL —

	For	Against	Abstain

A proposal to elect Thomas Wood as a Class II director to serve until the 2028 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death.	☐	☐	☐

5.	PROPOSAL 5. AUDITOR RATIFICATION PROPOSAL —

	For	Against	Abstain

A proposal to ratify the appointment of Barton CPA PLLC, as our independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐

6.	PROPOSAL 6. ADJOURNMENT PROPOSAL —

	For	Against	Abstain

A proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate.	☐	☐	☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one):	Yes	No

Number of attendees: __________________________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

Appendix A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
ECD AUTOMOTIVE DESIGN, INC.

ECD AUTOMOTIVE DESIGN, INC.. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1. The name of the Corporation is: ECD Automotive Design, Inc.

2. The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware one or more amendments of the Corporation’s Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to effect reverse stock splits up to an aggregate ratio ranging from one-for-two hundred (1:200) (the “Maximum Approved Split Ratios”), with the timing and ratio of each such applicable reverse split to be determined by the Board if effected, (ii) declaring such amendment to be advisable and in the best interest of the Corporation, and (iii) calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3. Upon this Certificate of Amendment becoming effective, Article FIFTH of the Certificate of Incorporation of the Corporation is hereby amended by adding the following new paragraph:

“Upon effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [________ (__)] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to be rounded up to the next whole share of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificate”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to adjustment for fractional share interests as described above. The Reverse Stock Split shall have no effect on the number of authorized stock, or par value per share, of the Corporation.”

4. This Certificate of Amendment has been duly approved by the Board of Directors of the Corporation in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware.

5. This Certificate of Amendment has been duly approved by the holders of the requisite number of shares of capital stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware and the applicable provisions of the Certificate of Incorporation.

6. This Certificate of Amendment shall become effective at ___ p.m., Eastern Time, on ______ ___, 2025.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this ___ day of _____, 2025.

ECD AUTOMOTIVE DESIGN, INC.

By:
Name:	Scott Wallace
Title:	Chief Executive Officer